UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/28/2012

Item 1. Reports to Stockholders.

9	30	2012

ANNUAL REPORT

Oppenheimer International Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/28/12

	Class A Shares of the Fund		Citigroup Non-U.S. Dollar World Government Bond
	Without Sales Charge	With Sales Charge	Index
1-Year	9.58%	4.38%	3.46%
5-Year	6.27	5.25	6.56
10-Year	10.16	9.62	7.27

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through September 30, 2012.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 9.58% during the period, outperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 3.46%. These results were driven by our emphasis on emerging-markets bonds over their developed-markets counterparts. In addition, favorable security selections contributed positively to relative performance. We are particularly pleased that the Fund achieved these results in a volatile market environment, in which investor sentiment shifted along with headlines about Europe’s debt crisis, China’s economic slowdown, and an erratic U.S. economic recovery.

MARKET OVERVIEW

The reporting period began in the aftermath of a challenging time in global financial markets. Credit rating agency Standard & Poor’s downgrade of U.S. government debt securities, the intensification of Europe’s difficulties, and the dampening economic effects of inflation-fighting measures in

China triggered steep declines in riskier market segments, including emerging-markets bonds and corporate debt. In contrast, traditional safe havens, such as U.S. Treasury securities and German bunds, gained value. Fortunately, better macroeconomic news emerged in October 2011. A declining U.S. unemployment rate, the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER INTERNATIONAL BOND FUND	1

announcement of credible measures to prevent further deterioration in Europe’s banking system, and a moderation of inflation in China helped assuage investors’ fears, and financial markets stabilized to a degree over the final months of 2011.

Improvements in global macroeconomic conditions gained traction during the first quarter of 2012. The U.S. economy began to produce better numbers of new jobs, and the European Central Bank launched dual Long-Term Refinancing Operations to shore up the region’s banking system. Meanwhile, China appeared ready to relax some of its restrictive monetary and fiscal policies. However, these hopeful developments were dashed in the spring, when U.S. employment gains moderated and some European nations, most notably Greece, resisted austerity measures. Consequently, riskier parts of the international bond market gave back some of their previous gains.

In an attempt to generate more robust economic growth, central banks in the United States and Europe announced new measures over the summer. The Federal Reserve embarked on a third round of quantitative easing (QE3), and the European Central Bank signaled its commitment to purchase massive amounts of debt from troubled members of the European Union under certain conditions. Australia, China and Brazil were also among the major central banks in easing mode during this time.

In this environment, sovereign bonds from the emerging markets rebounded strongly as economic concerns eased in China, Brazil and elsewhere. By the same token, an improved economic outlook buoyed corporate bonds in certain international markets, most notably Russia and China. European covered bonds, which are issued by banks and backed by specific collateral, also advanced.

FUND PERFORMANCE

The Fund’s exposure to emerging markets bonds and positive security selection drove the Fund’s performance this period. High yield bonds in Venezuela and Indonesia fared particularly well, as did high-grade corporate bonds in Russia. In developed markets, the Fund scored successes with sovereign bonds in Italy, the United Kingdom and Australia. Covered bonds in Europe also gained substantial value, prompting us to lock in profits by eliminating the Fund’s position at richer valuations.

Currency investments generally produced mixed results amid heightened volatility. Exposure to the South African rand, the Brazilian real and the Mexican peso added some value, but falling interest rates in many markets over the summer of 2012 dampened currency-related returns from the emerging markets as a whole. Nevertheless, long-duration postures in many of these markets were quite positive for performance. We gradually reduced the Fund’s currency exposures over the reporting period’s first half, particularly with regard to the euro, to protect against heightened market volatility.

2	OPPENHEIMER INTERNATIONAL BOND FUND

In terms of detractors, the Fund’s interest-rate strategies, on an aggregate level, detracted mildly from performance as we maintained its average duration in a range we considered shorter than market averages. This position was designed to protect the Fund from the risk that interest rates might rise given the historically low yields in developed markets at present.

STRATEGY & OUTLOOK

At period end, we have maintained a generally constructive investment posture. The U.S. economy appears to be improving, China appears to have engineered a “soft landing” for its economy, Europe appears to be making progress in addressing its financial crisis, and massive policy stimulus worldwide

Arthur P. Steinmetz Portfolio Manager

seems likely to support bond prices and boost economic growth. Consequently, we have maintained the Fund’s emphasis on local sovereign bonds in the emerging markets, including markets such as South Africa, Mexico, Brazil and Turkey, where relative values appear to us more attractive. We also have retained overweight positions among corporate bonds, particularly in Brazil and Russia. Finally, at period end we have maintained underweight exposure to the euro and yen, and high exposure to the U.S. dollar. In addition, we have kept the Fund’s average duration in a relatively short position as interest rates in most markets appear more likely to rise from levels. We are currently underweight developed markets in favor of emerging market debt.

Sara J. Zervos, Ph.D. Portfolio Manager

OPPENHEIMER INTERNATIONAL BOND FUND	3

Top Holdings and Allocations*

TOP TEN GEOGRAPHICAL HOLDINGS
Japan	14.4%
Brazil	8.4
Russia	8.1
Australia	5.9
Turkey	5.8
South Africa	5.2
Mexico	4.9
United States	4.4
United Kingdom	3.9
Italy	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on the total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on the total market value of investments.

*September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

4	OPPENHEIMER INTERNATIONAL BOND FUND

Share Class Performance

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	9.58%	6.27%	10.16%
Class B (OIBBX)	6/15/95	8.50%	5.35%	9.61%
Class C (OIBCX)	6/15/95	8.69%	5.50%	9.34%
Class I (OIBIX)	1/27/12	5.70%*	N/A	N/A
Class N (OIBNX)	3/1/01	9.01%	5.83%	9.72%
Class Y (OIBYX)	9/27/04	9.71%	6.58%	8.55%*

AVERAGE ANNUAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	4.38%	5.25%	9.62%
Class B (OIBBX)	6/15/95	3.50%	5.02%	9.61%
Class C (OIBCX)	6/15/95	7.69%	5.50%	9.34%
Class I (OIBIX)	1/27/12	5.70%*	N/A	N/A
Class N (OIBNX)	3/1/01	8.01%	5.83%	9.72%
Class Y (OIBYX)	9/27/04	9.71%	6.58%	8.55%*

*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 9/28/12
Class A	2.84%
Class B	1.96%
Class C	2.30%
Class I	3.62%
Class N	3.04%
Class Y	3.26%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of

OPPENHEIMER INTERNATIONAL BOND FUND	5

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 9/28/12 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, an index of fixed rate government bonds with maturities of one year or longer. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6	OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 28, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER INTERNATIONAL BOND FUND	7

Actual	Beginning Account Value April 1, 2012	Ending Account Value September 28, 2012	Expenses Paid During 6 Months Ended September 28, 2012
Class A	$1,000.00	$1,052.70	$5.29
Class B	1,000.00	1,048.30	9.82
Class C	1,000.00	1,049.30	8.75
Class I	1,000.00	1,055.50	2.90
Class N	1,000.00	1,051.20	6.87
Class Y	1,000.00	1,052.60	3.86

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.58	5.22
Class B	1,000.00	1,015.18	9.69
Class C	1,000.00	1,016.22	8.63
Class I	1,000.00	1,021.91	2.86
Class N	1,000.00	1,018.05	6.78
Class Y	1,000.00	1,020.97	3.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 28, 2012 are as follows:

Class	Expense Ratios
Class A	1.04%
Class B	1.93
Class C	1.72
Class I	0.57
Class N	1.35
Class Y	0.76

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8	OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS    September 28, 2012*

	Principal Amount		Value
U.S. Government Obligations—1.1%
U.S. Treasury Nts., 1.625%, 8/15/22[1,2,3] (Cost $140,402,281)	$140,600,000		$140,512,125
Foreign Government Obligations—70.5%
Angola—0.1%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	13,530,000		14,916,825
Australia—5.7%
New South Wales Treasury Corp. Bonds:
Series 14, 5.50%, 8/1/14	30,995,000	AUD	33,690,103
Series 15, 6%, 4/1/25	22,680,000	AUD	25,262,684
Series 17, 5.50%, 3/1/17	22,140,000	AUD	25,277,434
Queensland Treasury Corp. Nts.:
Series 15, 6%, 10/14/15	45,325,000	AUD	51,138,442
Series 17, 6%, 9/14/17	36,260,000	AUD	42,420,822
Series 20, 6.25%, 2/21/20	106,440,000	AUD	127,155,964
Series 21, 6%, 6/14/21	148,060,000	AUD	181,583,755
Series 22, 6%, 7/21/22	62,360,000	AUD	74,932,263
Series 24, 5.75%, 7/22/24	37,780,000	AUD	44,524,116
Victoria Treasury Corp. Nts.:
5.50%, 11/17/26	22,680,000	AUD	27,407,596
Series 1116, 5.75%, 11/15/16	55,175,000	AUD	63,078,262
Western Australia Treasury Corp. Nts.,
Series 15, 7%, 4/15/15	22,685,000	AUD	25,850,697
			722,322,138
Belgium—1.0%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	90,955,000	EUR	130,702,959
Brazil—5.0%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	463,567,000	BRR	236,058,755
9.762%, 1/1/21	279,002,000	BRR	140,049,736
12.681%, 5/15/45[4]	32,095,000	BRR	44,434,703
Series NTNB, 12.681%, 5/15/15[4]	108,275,000	BRR	127,412,963
Series NTNB, 12.998%, 8/15/50[4]	29,690,000	BRR	41,217,818
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	98,190,000	BRR	49,939,211
			639,113,186
Canada—1.1%
Canada (Government of) Nts., 3.75%, 6/1/19	66,760,000	CAD	77,746,777
Canada (Government of) Treasury Bills, 0.891%, 10/11/12[5]	65,390,000	CAD	66,492,804
			144,239,581
Colombia—0.6%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[6]	9,869,000,000	COP	8,134,169
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	52,935,000		71,991,600
			80,125,769

OPPENHEIMER INTERNATIONAL BOND FUND	9

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Croatia—0.2%
Croatia (Republic of) Unsec. Nts., 6.25%, 4/27/17[6]	$19,015,000		$20,631,275
Denmark—0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	200,885,000	DKK	42,100,842
Finland—0.2%
Finland (Rebublic of) Sr. Unsec. Bonds, 4.375%, 7/4/19	14,980,000	EUR	23,293,016
France—3.6%
Caisse D’Amortissement de la Dette Sociale Bonds, 1.625%, 7/6/15[6]	22,075,000		22,475,970
France (Republic of) Bonds:
3.25%, 10/25/21	38,425,000	EUR	54,234,070
3.75% 10/25/19	81,280,000	EUR	119,567,708
4%, 4/25/60	18,705,000	EUR	28,045,746
4.50%, 4/25/41	37,695,000	EUR	60,501,981
France (Republic of) Treasury Nts., 1%, 7/25/17	132,685,000	EUR	171,347,763
			456,173,238
Germany—1.5%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	38,620,000	EUR	52,570,357
Germany (Federal Republic of) Sec. Bonds, Series 164, 0.50%, 10/13/17	88,460,000	EUR	113,612,978
Germany (Federal Republic of) Unsec. Bonds, 1.50%, 9/4/22	21,695,000	EUR	28,182,423
			194,365,758
Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[6]	8,935,000		10,543,300
Hungary—2.3%
Hungary (Republic of) Bonds:
4.75%, 2/3/15	6,935,000		6,976,957
6.75%, 11/24/17	7,194,000,000	HUF	32,460,710
Series 14/D, 6.75%, 8/22/14	4,068,000,000	HUF	18,504,213
Series 15C, 7.75%, 8/24/15	11,004,000,000	HUF	50,957,322
Series 15/A, 8%, 2/12/15	2,023,000,000	HUF	9,407,833
Series 16/C, 5.50%, 2/12/16	2,751,000,000	HUF	12,028,267
Series 17/B, 6.75%, 2/24/17	6,121,000,000	HUF	27,641,831
Series 19/A, 6.50%, 6/24/19	4,392,000,000	HUF	19,373,997
Series 20/A, 7.50%, 11/12/20	4,079,000,000	HUF	18,729,978
Series 22A, 7%, 6/24/22	3,009,000,000	HUF	13,365,956
Series 23A, 6%, 11/24/23	2,027,000,000	HUF	8,250,572
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	5,690,000		6,458,150
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	6,220,000	EUR	7,978,062
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	3,875,000		4,238,475
Hungary (Republic of) Treasury Bills: 6.655%, 5/29/13[5]	984,000,000	HUF	4,252,774
6.691%, 4/17/13[5]	1,313,000,000	HUF	5,729,087
6.704%, 12/19/12[5]	1,640,000,000	HUF	7,289,584
6.711%, 12/5/12[5]	657,000,000	HUF	2,927,862
6.749%, 12/12/12[5]	2,624,000,000	HUF	11,697,736
7.006%, 2/20/13[5]	1,967,000,000	HUF	8,660,708
7.293%, 12/27/12[5]	2,632,000,000	HUF	11,701,787

			288,631,861

10	OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount		Value
Indonesia—0.7%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[6]	$24,230,000		$27,713,063
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[6]	9,060,000		10,407,675
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[6]	11,545,000		17,288,638
Indonesia (Republic of) Unsec. Nts.:
3.75%, 4/25/22[6]	18,840,000		19,970,400
8.50%, 10/12/35[6]	7,010,000		11,163,425
			86,543,201
Ireland—0.3%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	32,895,000	EUR	41,427,545
Israel—0.2%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	25,990,000		27,663,990
Italy—3.6%
Italy (Republic of) Bonds:
4%, 9/1/20	33,645,000	EUR	41,575,125
4.50%, 3/1/19	97,345,000	EUR	126,421,656
5%, 3/1/22	17,715,000	EUR	22,918,545
5%, 9/1/40	36,870,000	EUR	42,575,474
Series EU, 1.853%, 10/15/17[7]	22,685,000	EUR	25,637,974
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	4,428,000,000	JPY	59,650,902
Italy (Republic of) Treasury Bills, 1.548%, 1/31/13[5]	77,470,000	EUR	99,138,862
Italy (Republic of) Treasury Bonds: 4.75%, 9/15/16	17,660,000	EUR	23,699,321
5.75%, 2/1/33	15,815,000	EUR	20,347,856
			461,965,715
Ivory Coast—0.1%
Ivory Coast Bonds, 3.75%, 12/31/32	8,970,000		7,781,475
Japan—14.2%
Japan Bonds:
2 yr., 0.10%, 5/15/14	35,000,000,000	JPY	448,485,264
5 yr., 0.30%, 3/20/17	20,141,000,000	JPY	259,698,632
10 yr., Series 301, 1.50%, 6/20/19	20,067,000,000	JPY	276,239,329
10 yr., 1.10%, 3/20/21	8,329,000,000	JPY	111,052,124
20 yr., Series 112, 2.10%, 6/20/29	25,351,000,000	JPY	355,435,378
30 yr., 2%, 3/20/42	15,372,000,000	JPY	202,329,321
Japan Sr. Unsec. Bonds, Series 134, 1.80%, 3/20/32	12,268,000,000	JPY	161,660,297
			1,814,900,345
Latvia—0.2%
Latvia (Republic of) Nts., 5.25%, 2/22/17[6]	19,955,000		22,000,388
Lithuanua—0.2%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[6]	18,535,000		23,052,906
Malaysia—1.4%
Central Bank of Malaysia Treasury Bills:
Series 5312, 2.984%, 1/22/13[5]	131,150,000	MYR	42,519,761
Series 5612, 3%, 2/7/13[5]	131,150,000	MYR	42,474,364
Series 6212 2.968%, 2/28/13[5]	65,570,000	MYR	21,195,682

OPPENHEIMER INTERNATIONAL BOND FUND	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Malaysia Continued
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	79,670,000	MYR	$27,051,907
Series 210, 4.012%, 9/15/17	63,445,000	MYR	21,410,492
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[6]	18,635,000		21,601,189

			176,253,395
Mexico—2.9%
United Mexican States Bonds: Series M, 6.50%, 6/10/21[7]	516,050,000	MXN	43,864,781
Series M20, 7.50%, 6/3/27[7]	857,330,000	MXN	77,128,029
Series M10, 7.75%, 12/14/17	785,815,000	MXN	68,855,630
Series M, 8%, 6/11/20	673,780,000	MXN	61,902,280
Series M20, 8.50%, 5/31/29[7]	447,760,000	MXN	43,693,730
United Mexican States Treasury Bills: 4.534%, 12/13/12[5]	518,800,000	MXN	39,940,960
4.54%, 10/18/12[5]	515,400,000	MXN	39,946,678

			375,332,088
Nigeria—0.4%
Nigeria (Federal Republic of) Treasury Bills: 13.662%, 9/5/13[5]	2,956,000,000	NGN	16,615,221
14.326%, 6/6/13[5]	657,000,000	NGN	3,832,922
15.149%, 3/7/13[5]	368,000,000	NGN	2,211,732
15.205%, 3/28/13[5]	1,320,000,000	NGN	7,898,982
Series 364, 15.572%, 4/25/13[5]	989,000,000	NGN	5,860,511
Series 364, 16.266%, 8/8/13[5]	1,473,000,000	NGN	8,538,518
Series 364, 16.895%, 2/7/13[5]	1,312,000,000	NGN	7,974,840

			52,932,726
Panama—0.3%
Panama (Republic of) Bonds: 6.70%, 1/26/36	10,627,000		14,984,070
8.875%, 9/30/27	7,690,000		12,515,475
9.375%, 4/1/29	9,325,000		15,922,438

			43,421,983
Peru—1.8%
Peru (Republic of) Bonds, 7.35%, 7/21/25	27,875,000		40,976,250
Peru (Republic of) Sr. Unsec. Bonds: 6.95%, 8/12/31[6]	131,050,000	PEN	60,426,789
8.20%, 8/12/26[6]	85,175,000	PEN	44,305,756
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[6]	128,105,000	PEN	61,204,352
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	19,030,000		24,881,725
			231,794,872
Philippines—0.2%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	9,340,000		11,114,600
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	6,605,000		9,114,900

			20,229,500

12	OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount		Value
Poland—1.1%
Poland (Republic of) Bonds: 5.25%, 10/25/20	139,210,000	PLZ	$45,460,290
Series WS0922, 5.75%, 9/23/22	117,260,000	PLZ	39,688,428
Series 0415, 5.50%, 4/25/15	78,195,000	PLZ	25,234,750
Series 1017, 5.25%, 10/25/17	108,310,000	PLZ	35,403,794

			145,787,262
Portugal—0.0%
Portuguese (Republic) Sr. Unsec. Bonds: 4.10%, 4/15/37	2,650,000	EUR	1,896,117
4.95%, 10/25/23	4,420,000	EUR	4,132,488

			6,028,605
Qatar—0.3%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[6]	14,525,000		17,248,438
Qatar (State of) Sr. Unsec. Nts.: 5.75%, 1/20/42[6]	10,280,000		13,132,700
6.40%, 1/20/40[6]	7,360,000		10,083,200

			40,464,338
Romania—0.3%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[6]	36,265,000		40,934,119
Russia—3.0%
Russian Federation Bonds: 7.50%, 3/15/18[7]	1,622,200,000	RUR	52,339,936
7.50%, 2/27/19[7]	1,534,300,000	RUR	49,085,845
7.60%, 4/14/21[7]	1,726,900,000	RUR	55,386,131
Series 6206, 7.40%, 6/14/17	3,794,300,000	RUR	121,814,119
Russian Federation Unsec. Bonds: 5.625%, 4/4/42[6]	25,485,000		30,648,261
Series 9, 7.90%, 3/18/21[7]	398,800,000	RUR	12,541,202
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[6]	36,955,000		41,345,254
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts.: 6.80%, 11/22/25[6]	7,325,000		8,644,159
6.902%, 7/9/20[6]	12,615,000		14,935,403

			386,740,310
Slovakia—0.2%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[6]	19,010,000		20,095,471
South Africa—4.3%
South Africa (Republic of) Bonds:
Series R209, 6.25%, 3/31/36	584,800,000	ZAR	56,617,957
Series R208, 6.75%, 3/31/21	1,135,985,000	ZAR	138,203,365
Series R213, 7%, 2/28/31	749,260,000	ZAR	82,354,234
Series R207, 7.25%, 1/15/20	1,065,430,000	ZAR	134,075,078
Series R186, 10.50%, 12/21/26	902,910,000	ZAR	137,344,620

			548,595,254

OPPENHEIMER INTERNATIONAL BOND FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Spain—1.7%
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	75,000,000	NOK	$12,270,026
Spain (Kingdom of) Bonds:
5.50%, 7/30/17	36,520,000	EUR	48,002,367
5.85%, 1/31/22	64,715,000	EUR	82,738,699
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	27,205,000	EUR	32,586,009
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41	18,140,000	EUR	17,640,216
Spain (Kingdom of) Unsec. Bonds, 3.30%, 10/31/14	13,260,000	EUR	16,992,730
			210,230,047
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[6]	4,780,000		5,174,350
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[6]	8,755,000		9,564,838
6.25% 7/27/21[6]	10,990,000		12,004,465
			26,743,653
The Netherlands—1.1%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/19	90,315,000	EUR	137,284,533
Turkey—5.4%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	18,150,000		23,095,875
7%, 3/11/19	8,515,000		10,356,369
9%, 3/5/14	277,965,000	TRY	158,450,490
9%, 3/8/17	314,705,000	TRY	184,296,571
9.50%, 1/12/22[7]	158,225,000	TRY	95,916,616
10.006%, 7/17/13[5]	186,775,000	TRY	98,448,014
10.50%, 1/15/20[7]	10,760,000	TRY	6,780,192
15.959%, 8/14/13[4]	21,120,000	TRY	17,451,245
Turkey (Republic of) Nts., 7.50%, 7/14/17	10,900,000		13,107,250
Turkey (Republic of) Unsec. Bonds:
4.50%, 2/11/15[4,7]	20,680,000	TRY	12,467,258
6.25%, 9/26/22	29,780,000		35,712,176
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	7,625,000		8,416,094
6%, 1/14/41	16,050,000		18,577,875
			683,076,025
Ukraine—0.3%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[6]	5,710,000		5,674,084
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17[6]	12,595,000		12,091,200
7.95%, 2/23/21[6]	8,455,000		8,464,892
Ukraine (Republic of) Unsec. Bonds, 9.25%, 7/24/17[6]	8,965,000		9,462,199
			35,692,375

14	OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount		Value
United Arab Emirates—0.3%
Emirates of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21	$7,885,000		$8,405,410
7.75%, 10/5/20	19,690,000		23,431,100
			31,836,510
United Kingdom—2.6%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	29,120,000	GBP	56,104,775
4%, 9/7/16	57,810,000	GBP	106,387,502
4.75%, 12/7/38	80,370,000	GBP	172,677,204
			335,169,481
Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	20,565,000		32,235,638
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	13,521,250		19,727,504
			51,963,142
Venezuela—1.1%
Venezuela (Republic of) Bonds:
9%, 5/7/23	38,995,000		34,510,575
11.95%, 8/5/31	14,755,000		15,086,988
Venezuela (Republic of) Nts., 8.25%, 10/13/24	15,200,000		12,692,000
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	11,135,000		9,659,613
12.75%, 8/23/22	7,900,000		8,433,250
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	15,685,000		11,567,688
7.65%, 4/21/25	25,680,000		20,223,000
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[6]	21,165,000		22,117,425
			134,290,539
Total Foreign Government Obligations (Cost $8,596,985,419)			8,987,391,541
Corporate Bonds and Notes—21.0%
Consumer Discretionary—0.1%
Automobiles—0.1%
Jaguar Land Rover plc, 8.25% Sr. Nts., 3/15/20[6]	8,855,000	GBP	15,478,769
Consumer Staples—0.5%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[7]	11,985,000	BRR	6,736,519
Food & Staples Retailing—0.2%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[6]	20,950,000		23,015,398
Food Products—0.2%
Cosan Overseas Ltd., 8.25% Sr. Unsec. Unsub. Nts., 2/5/49	12,070,000		13,126,106
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[6]	21,645,000		22,077,900
			35,204,006

OPPENHEIMER INTERNATIONAL BOND FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Energy—5.3%
Oil, Gas & Consumable Fuels—5.3%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[6]	$13,710,000		$14,578,529
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[6]	48,250,000		61,036,250
8.146% Sr. Sec. Nts., 4/11/18[6]	28,435,000		34,782,261
8.625% Sr. Sec. Nts., 4/28/34[6]	18,065,000		25,381,325
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[6]	39,115,000		51,142,863
Gazprom Neft OAO Via GPN Capital SA, 4.375% Sr. Unsec. Nts., 9/19/22[6]	22,000,000		22,000,000
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[6]	13,930,000		16,794,147
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[6]	34,040,000		44,183,580
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[6]	28,200,000		31,978,800
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[6]	28,590,000		34,457,526
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[6]	6,555,000		7,923,684
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[6]	13,352,050		15,081,140
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	32,350,000		40,761,000
Pertamina Persero PT:
5.25% Nts., 5/23/21[6]	11,670,000		12,997,463
6% Sr. Unsec. Nts., 5/3/42[6]	11,880,000		12,919,500
6.50% Sr. Unsec. Nts., 5/27/41[6]	8,770,000		10,129,350
Petrobras International Finance Co., 5.375% Sr. Unsec. Unsub. Nts., 1/27/21	33,700,000		38,148,434
Petroleos de Venezuela SA:
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	21,535,000		19,499,943
8.50% Sr. Nts., 11/2/17[6]	24,460,000		22,197,450
12.75% Sr. Unsec. Nts., 2/17/22[6]	11,725,000		12,018,125
Petroleos Mexicanos:
4.875% Sr. Unsec. Unsub. Nts., 1/24/22	24,000,000		27,180,000
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	14,750,000		17,368,125
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	26,520,000		29,238,300
6% Sr. Unsec. Unsub. Nts., 3/5/20	17,895,000		21,474,000
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[6]	21,160,000		27,402,200
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[6]	17,860,000		18,753,000
Tengizchevroil LLP, 6.124% Nts., 11/15/14[8]	4,600,373		4,841,893

			674,268,888
Financials—7.8%
Capital Markets—0.6%
Banco BTG Pactual SA (Cayman), 5.75% Unsec. Sub. Nts., 9/28/22[6]	12,030,000		12,210,450
Credit Suisse AG (Guernsey), 1.625% Sec. Bonds, 3/6/15[6]	13,597,500		13,857,321
UBS AG (Jersey Branch):
4.28% Unsec. Sub. Nts., 4/29/49	6,195,000	EUR	7,180,717
7.152% Unsec. Sub. Nts., 12/29/49	4,420,000	EUR	5,758,019

16	OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount		Value
Capital Markets Continued
UBS AG (London), 2.25% Sec. Nts., 3/30/17[6]	$17,705,000		$18,450,735
UBS Capital Securities Jersey Ltd., 8.836% Sub. Nts., 4/29/49	8,840,000	EUR	11,530,237

			68,987,479
Commercial Banks—6.2%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[8]	10,045,000		10,434,244
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[6]	14,505,000		15,705,289
Banco Bilbao Vizcaya Argentaria SA, 4% Sec. Nts., 2/25/25	6,280,000	EUR	7,050,107
Banco BMG SA: 8.875% Unsec. Sub. Nts., 8/5/20[6]	3,140,000		2,700,400
9.15% Nts., 1/15/16[8]	9,220,000		9,104,750
9.95% Unsec. Unsub. Nts., 11/5/19[6]	9,060,000		8,516,400
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[6,9]	62,000,000		74,090,000
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[6]	17,210,000		19,232,175
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	11,430,000		11,601,450
Bank of Scotland plc: 4.875% Sr. Sec. Nts., 12/20/24	7,625,000	GBP	14,805,012
4.875% Sr. Sec. Unsub. Nts., 11/8/16	4,535,000	GBP	8,374,412
Barclays Bank plc: 2.25% Sr. Sec. Bonds, 5/10/17[6]	31,010,000		31,999,777
6% Sr. Unsec. Sub. Nts., 1/14/21	3,535,000	EUR	4,611,486
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[6]	8,585,000		8,842,550
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[6]	32,600,000		34,800,500
Commonwealth Bank of Australia (New York), 0.031% Sr. Unsec. Nts., 12/31/17[5]	22,110,000		22,189,994
Corp Andina de Fomento, 4.375% Sr. Unsec. Unsub. Nts., 6/15/22	13,150,000		14,330,423
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[6]	12,980,000		14,375,350
EUROFIMA, 6.25% Bonds, 12/28/18	31,010,000	AUD	35,646,349
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[6]	11,455,000		11,311,813
Halyk Savings Bank of Kazakhstan JSC: 7.25% Unsec. Unsub. Nts., 5/3/17[6]	4,745,000		4,952,594
9.25% Sr. Nts., 10/16/13[8]	29,350,000		31,119,922
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[6,7]	12,290,000		12,412,900
Lloyds TSB Bank plc: 6% Sr. Sec. Nts., 2/8/29	13,525,000	GBP	28,907,927
11.875% Unsec. Sub. Nts., 12/16/21	22,105,000	EUR	32,725,217
PKO Finance AB, 4.63% Sr. Unsec. Nts., 9/26/22[6]	18,000,000		18,099,000
Royal Bank of Scotland plc (The): 2.375% Sr. Unsec. Sub. Nts., 11/2/15	2,650,000	CHF	2,666,520
13.125% Unsec. Sub. Nts., 3/19/22	6,165,000	AUD	7,269,385
Sberbank of Russia Via SB Capital SA: 4.95% Sr. Nts., 2/7/17[6]	10,000,000		10,550,000
5.40% Sr. Unsec. Nts., 3/24/17	27,335,000		29,408,086
6.125% Sr. Nts., 2/7/22[6]	42,380,000		46,935,850

OPPENHEIMER INTERNATIONAL BOND FUND	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Commercial Banks Continued
Societe Generale SCF SA, 1.931% Sec. Unsub. Nts., 6/19/17[7]	$4,500,000		$4,557,069
Sparebank 1 Boligkreditt AS, 2.30% Sec. Bonds, 6/30/17[6]	22,130,000		23,134,436
Stadshypotek AB: 1.875% Sec. Nts., 10/2/19[6,10]	22,010,000		22,053,734
6% Sec. Unsub. Bonds, 6/21/17	169,680,000	SEK	30,258,903
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[6]	20,525,000		21,023,409
Sumitomo Mitsui Banking Corp., 1.80% Sr. Unsec. Nts., 7/18/17	13,250,000		13,474,919
Swedbank Hypotek AB, 2.375% Sec. Nts., 4/5/17[6]	16,820,000		17,634,845
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[6]	18,130,000		18,667,156
Turkiye Garanti Bankasi AS, 4.175% Sr. Unsec. Nts., 9/13/17[6]	8,585,000		8,611,614
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[6]	10,250,000		10,519,575
VTB Capital SA: 6.315% Nts., 2/22/18[6]	21,800,000		23,028,648
6.465% Sr. Sec. Unsub. Nts., 3/4/15[6]	6,640,000		7,076,713
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	9,315,000		10,048,556

			794,859,459
Consumer Finance—0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12[11]	14,000,000		1,050,000
Diversified Financial Services—1.0%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[6]	18,487,974		18,878,070
Banco Invex SA, 30.969% Mtg.-Backed Certificates, Series 062U, 3/13/34[4,7]	27,603,725	MXN	2,478,187
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[6]	18,125,000		18,710,854
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[6]	12,020,000		13,258,060
Instituto de Credito Oficial: 5% Sr. Unsec. Unsub. Nts., 11/14/16	22,550,000		22,282,061
5% Sr. Unsec. Unsub. Nts., 4/10/17	44,235,000		43,362,155
JPMorgan Hipotecaria su Casita: 8.175% Sec. Nts., 8/26/35[4,8]	34,101,099	MXN	317,916
29.289% Mtg.-Backed Certificates, Series 06U, 9/25/35[4,7]	10,088,557	MXN	1,504,730
			120,792,033
Insurance—0.0%
Swiss Reinsurance Co. via ELM BV, 4.568% Sr. Sec. Sub. Nts., 5/25/49[7]	4,405,000	AUD	3,604,982
Industrials—0.9%
Aerospace & Defense—0.1%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	10,320,000		11,102,256
Construction & Engineering—0.4%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[8]	14,322,298		17,759,650
Odebrecht Finance Ltd.:
5.125% Sr. Nts., 6/26/22[6]	13,735,000		14,662,113
7% Sr. Unsec. Nts., 4/21/20[6]	8,020,000		9,102,700
7.125% Sr. Nts., 6/26/42[6]	10,305,000		11,505,533
			53,029,996

18	OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount		Value
Industrial Conglomerates—0.2%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	20,805,000	AUD	$23,354,154
Road & Rail—0.2%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[6]	7,250,000		8,726,173
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[6]	14,125,000		14,393,375
			23,119,548
Materials—1.4%
Chemicals—0.3%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[6]	9,565,000		10,186,725
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[6]	13,795,000		14,346,800
5.75% Sr. Unsec. Nts., 4/15/21[6]	3,435,000		3,658,275
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[6]	5,735,000		5,835,363
6.75% Sr. Unsec. Nts., 9/19/42[6]	4,590,000		4,774,518
			38,801,681
Construction Materials—0.2%
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[6]	13,650,000		14,025,375
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[6]	9,035,000		9,080,175

			23,105,550
Metals & Mining—0.9%
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[7]	182,270,000	RUR	5,880,903
Alrosa Finance SA, 7.75% Nts., 11/3/20[6]	21,540,000		24,501,750
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]	9,050,000		7,466,250
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[6]	8,655,000		9,693,600
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[6]	10,305,000		9,789,750
JSC Severstal, 6.70% Nts., 10/25/17[6]	17,105,000		18,368,888
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[6]	11,455,000		11,372,902
Vale SA, 5.625% Sr. Unsec. Nts., 9/11/42	30,000,000		30,705,150

			117,779,193
Telecommunication Services—2.2%
Diversified Telecommunication Services—0.9%
Brasil Telecom SA: 5.75% Sr. Unsec. Nts., 2/10/22[6]	25,000,000		26,250,000
9.75% Sr. Unsec. Nts., 9/15/16[6]	30,440,000	BRR	15,841,263
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[6]	9,020,000		9,177,850
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[6]	46,140,000		48,677,700
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[6]	20,000,000		19,100,000

			119,046,813

OPPENHEIMER INTERNATIONAL BOND FUND	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Wireless Telecommunication Services—1.3%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	140,800,000	MXN	$11,642,391
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[6]	9,000,000		9,495,000
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[6]	16,520,000		20,174,224
Sistema International Funding SA, 6.95% Unsec. Nts., 5/17/19[6]	12,105,000		12,801,038
Vimpel Communications: 8.85% Sr. Unsec. Nts., 3/8/22[7]	199,300,000	RUR	6,352,109
8.85% Sr. Unsec. Nts., 3/8/22[7]	199,300,000	RUR	6,352,747
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[6]	11,255,000		12,056,919
9.125% Sr. Unsec. Nts., 4/30/18[6]	40,185,000		46,200,695
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[6]	25,585,000		26,896,231
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[6]	16,010,000		15,169,475

			167,140,829
Utilities—2.8%
Electric Utilities—2.3%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[6]	17,895,000		21,008,730
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[6]	6,530,000		3,330,300
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[6]	12,635,000		16,014,863
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[6]	14,055,000		16,092,975
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	294,000,000	ZAR	35,068,587
10% Nts., Series ES23, 1/25/23	368,000,000	ZAR	52,903,968
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[6]	11,170,000		12,077,306
7.25% Nts., 1/15/19[6]	68,215,000		74,289,273
Majapahit Holding BV:
7.75% Nts., 10/17/16[6]	13,760,000		16,357,200
8% Sr. Unsec. Nts., 8/7/19[6]	10,500,000		13,308,750
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	665,100,000	PHP	16,351,240
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[6]	17,710,000		19,901,613

			296,704,805
Energy Traders—0.3%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[6]	19,890,000		22,439,480
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[6]	15,005,000		16,918,138

			39,357,618
Gas Utilities—0.2%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[6]	8,760,000		9,679,800

20	OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount		Value
Gas Utilities Continued
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[6]	$12,755,000		$13,775,400
			23,455,200

Total Corporate Bonds and Notes (Cost $2,534,723,294)			2,679,995,176
Corporate Loans—0.0%
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[11] (Cost $5,543,125)	15,837,500		5,543,125
Structured Securities—4.1%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 7%, 5/19/27	77,770,000,000	IDR	8,609,960
Indonesia (Republic of) Total Return Linked Bonds, 8.25%, 6/17/32	203,870,000,000	IDR	24,853,606
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[8]	11,920,000,000	COP	8,456,747
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	86,317,000,000	COP	62,236,150
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[8]	6,450,000,000	COP	4,650,569
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	26,964,000,000	COP	19,423,878
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[11]	220,242,600	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[11]	64,600,000	RUR	—
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[5,8]	4,294,859		3,159,472
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[5,8]	5,472,310		4,025,653
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[5,8]	4,724,463		3,475,507
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[5,8]	4,223,075		3,106,665
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[5,8]	5,258,071		3,868,050
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[5,8]	6,001,290		4,414,792
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[5,8]	4,794,328		3,526,902
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[5,8]	4,506,465		3,315,138
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.308%, 5/22/15[7,8]	1,273,571	MXN	94,055
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.308%, 5/22/15[7,8]	2,228,143	MXN	164,552
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.308%, 5/22/15[7,8]	33,594,990	MXN	2,481,046
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.308%, 5/22/15[7,8]	2,448,357	MXN	180,815
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.308%, 5/22/15[7,8]	1,778,777	MXN	131,366
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.308%, 5/22/15[7,8]	1,136,016	MXN	83,897
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.308%, 5/22/15[7,8]	209,208	MXN	15,450
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[6]	105,210,000,000	COP	75,819,127
Goldman Sachs Group, Inc., United Mexican States Credit Linked Nts., 9.05%, 2/8/37[5,6]	2,839,000,000	MXN	25,915,862
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.787%, 12/20/17[7,8]	42,470,000		39,730,685
Series 2008-01, 9.888%, 8/2/10[5,8,11]	63,164,246	BRR	—

OPPENHEIMER INTERNATIONAL BOND FUND	21

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Structured Securities Continued
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/15/32[6]	53,130,000,000	IDR	$6,477,030
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16[5,8]	68,635,000,000	COP	31,961,214
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16[5,8]	90,697,000,000	COP	40,229,148
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[8]	12,645,000,000	COP	9,110,456
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[8]	45,193,500,000	COP	32,560,965
Indonesia (Republic of) Credit Linked Nts., 7%, 5/19/27[6]	186,220,000,000	IDR	20,616,519
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16[11]	1,426,420		142,642
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[8]	13,289,000,000	COP	8,288,942
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[6]	26,120,000	PEN	9,601,300
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	263,833,735	RUR	4,025,293
Morgan Stanley Capital Services, Inc.: Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22[5,6]	173,500,000	BRR	19,145,123
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[6]	11,760,000		10,743,936
UBS AG, Indonesia (Republic of) Total Return Linked Nts., 8.25%, 6/17/32	184,730,000,000	IDR	22,520,266

Total Structured Securities (Cost $531,273,648)			517,162,778

	Expiration Date	Strike Price	Contracts
Options Purchased—0.8%
3-Month FX Basket Put/USD Call[12]	10/31/12	$96.000	83,360,000	1,532
90-Day Euro$ Futures, 12/17/12 Put[12]	12/18/12	99.500	2,229	41,794
Australian Dollar (AUD) Futures, 12/17/12 Call[12]	10/8/12	104.000	199	37,810
Australian Dollar (AUD) Futures, 12/17/12 Call[12]	10/8/12	104.500	350	35,000
Australian Dollar (AUD) Futures, 12/17/12 Put[12]	10/8/12	101.500	68	7,480
Australian Dollar (AUD) Futures, 12/17/12 Put[12]	10/8/12	102.500	15	4,950
Australian Dollar (AUD) Futures, 12/17/12 Put[12]	10/8/12	102.000	4	760
Brazilian Real (BRR) Call[12]	10/18/12	1 USD per 1.820BRR	120,205,000	1
Brazilian Real (BRR) Call[12]	10/18/12	1 USD per 1.900BRR	125,380,000	1,671
Brazilian Real (BRR) Call[12]	10/17/12	1 USD per 1.900BRR	190,000,000	3,462
British Pound Sterling (GBP) Futures, 12/17/12 Call[12]	10/8/12	164.000	267	6,675
British Pound Sterling (GBP) Put[12]	9/9/13	1 GBP per 1.560USD	13,344,046	371,058
British Pound Sterling (GBP) Put[12]	9/11/13	1 GBP per 1.550USD	13,351,259	338,821
British Pounds Sterling (GBP) Put[12]	8/16/13	1 GBP per 1.550USD	18,669,372	443,184

22	OPPENHEIMER INTERNATIONAL BOND FUND

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Canadian Dollar (CAD) Put[12]	10/8/12	1 AUD per 0.980CAD	88,570,000	$380
Candian Dollar (CAD) Futures, 12/18/12 Put[12]	10/8/12	100.000	411	20,550
Candian Dollar (CAD) Futures, 12/18/12 Put[12]	10/8/12	100.500	587	70,440
Euro (EUR) Call[12]	10/18/12	1 EUR per 8.800SEK	50,000,000	5,729
Euro (EUR) Call[12]	12/21/12	1 EUR per 1.300USD	139,350,000	1,997,515
Euro (EUR) Call[12]	12/21/12	1 EUR per 1.300USD	156,770,000	2,247,223
Euro (EUR) FX Futures, 12/17/12 Call[12]	10/8/12	1.320	80	3,500
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.210	1,068	6,675
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.170	33	206
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.190	1,101	6,881
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.210	1,806	11,288
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.230	534	3,338
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.240	143	894
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.260	1,561	136,588
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.270	131	19,650
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.280	1	375
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.280	1	563
Euro (EUR) FX Futures, 12/17/12 Put[12]	10/8/12	1.290	105	85,313
Euro (EUR) FX Futures, 12/17/12 Put[12]	11/12/12	1.230	267	66,750
Euro (EUR) FX Futures, 12/17/12 Put[12]	11/12/12	1.260	193	127,863
Euro (EUR) FX Futures, 12/17/12 Put[12]	12/10/12	1.240	267	206,925
Euro (EUR) FX Futures, 12/17/12 Put[12]	12/10/12	1.270	61	103,700
Euro (EUR) Put[12]	2/5/13	1 EUR per 1.150USD	150,000,000	248,375
Euro (EUR) Put[12]	2/12/13	1 EUR per 1.305USD	300,000,000	11,660,691
Euro (EUR) Put[12]	2/19/13	1 EUR per 1.30USD	100,000,000	3,677,378
Euro (EUR) Put[12]	7/8/13	1 EUR per 1.234USD	125,000,000	3,102,363
Euro (EUR) Put[12]	7/9/13	1 EUR per 1.236USD	250,000,000	6,370,625
Euro (EUR) Put[12]	7/10/13	1 EUR per 1.232USD	125,000,000	3,058,394
Euro (EUR) Put[12]	7/16/13	1 EUR per 1.230USD	125,000,000	3,070,804
Euro (EUR) Put[12]	7/24/13	1 EUR per 1.213USD	125,000,000	2,654,604
Euro (EUR) Put[12]	7/30/13	1 EUR per 1.230USD	125,000,000	3,204,476

OPPENHEIMER INTERNATIONAL BOND FUND	23

STATEMENT OF INVESTMENTS    Continued

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Euro-Bundesobligation Futures, 12/6/12 Put[12]	10/29/12	138.500EUR	2,809	$613,650
Euro-Bundesobligation Futures, 12/6/12 Put[12]	10/29/12	140.000EUR	869	469,017
Indian Rupee (INR) Call[12]	12/21/12	1 USD per 53.200INR	6,783,100,000	1,974,221
Japanese Yen (JPY) Call[12]	11/19/12	1 USD per 78.000JPY	7,800,000,000	1,080,456
Japanese Yen (JPY) Call[12]	11/19/12	1 USD per 78.000JPY	7,800,000,000	1,080,456
Japanese Yen (JPY) Call[12]	11/21/12	1 USD per 78.000JPY	7,800,000,000	1,102,452
Japanese Yen (JPY) Call[12]	11/21/12	1 USD per 77.500JPY	7,750,000,000	803,985
Japanese Yen (JPY) Call[12]	11/21/12	1 USD per 77.500JPY	7,750,000,000	803,985
Japanese Yen (JPY) Call[12]	12/7/12	1 USD per 77.500JPY	15,500,000,000	1,897,665
Japanese Yen (JPY) Call[12]	12/11/12	1 USD per 77.000JPY	15,560,000,000	1,485,046
Japanese Yen (JPY) Call[12]	12/21/12	1 USD per 77.250JPY	6,857,740,000	819,020
Japanese Yen (JPY) Call[12]	12/28/12	1 USD per 77.000JPY	13,727,965,000	1,529,844
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	10/8/12	122.500	27	169
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	10/8/12	124.500	526	9,863
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	10/8/12	125.000	382	11,938
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	10/8/12	126.000	148	12,950
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	10/8/12	126.500	17	2,338
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	10/8/12	127.000	69	15,525
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	10/8/12	127.500	393	142,463
Japanese Yen (JPY) Futures, 12/17/12 Put[12]	11/12/12	126.000	105	63,000
Japanese Yen (JPY) Put[12]	12/17/12	1 USD per 79.000JPY	15,800,000,000	1,596,590
Japanese Yen (JPY) Put[12]	12/17/12	1 USD per 79.000JPY	11,850,000,000	1,197,443
Japanese Yen (JPY) Put[12]	12/19/12	1 USD per 79.000JPY	10,000,000,000	1,026,400
Japanese Yen (JPY) Put[12]	3/11/13	1 USD per 81.900JPY	8,230,000,000	618,814
Japanese Yen (JPY) Put[12]	3/29/13	1 USD per 85.000JPY	7,283,000,000	242,815
Japanese Yen (JPY) Put[12]	5/31/13	1 USD per 82.000JPY	2,189,500,806	273,972
Japanese Yen (JPY) Put[12]	6/17/13	1 USD per 80.000JPY	8,000,000,000	1,723,440
Japanese Yen (JPY) Put[12]	6/25/13	1 USD per 82.000JPY	12,000,000,000	1,700,160

24	OPPENHEIMER INTERNATIONAL BOND FUND

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Japanese Yen (JPY) Put[12]	7/18/13	1 USD per 78.300JPY	9,788,000,000	$3,392,031
Japanese Yen (JPY) Put[12]	8/22/13	1 USD per 80.000JPY	1,066,741,893	278,057
Japanese Yen (JPY) Put[12]	9/11/13	1 USD per 80.000JPY	1,068,100,730	290,587
Mexican Nuevo Peso (MXN) Call[12]	11/8/12	1 USD per 12.742MXN	1,462,650,000	839,035
Mexican Nuevo Peso (MXN) Call[12]	11/9/12	1 USD per 12.840MXN	1,694,600,000	1,410,704
Mexican Nuevo Peso (MXN) Call[12]	11/13/12	1 USD per 12.925MXN	1,705,900,000	1,934,064
Mexican Nuevo Peso (MXN) Call[12]	12/20/12	1 USD per 12.865MXN	1,075,700,000	1,296,111
Mexican Nuevo Peso (MXN) Call[12]	12/20/12	1 USD per 12.865MXN	1,075,700,000	1,296,111
Mexican Nuevo Peso (MXN) Call[12]	12/20/12	1 USD per 12.865MXN	1,075,700,000	1,296,111
New Turkish Lira (TRY) Call[12]	10/19/12	1 USD per 1.780TRY	128,610,000	185,219
New Turkish Lira (TRY) Call[12]	10/19/12	1 USD per 1.780TRY	102,940,000	152,124
New Turkish Lira (TRY) Call[12]	10/19/12	1 USD per 1.780TRY	96,510,000	142,622
New Turkish Lira (TRY) Call[12]	11/28/12	1 USD per 1.829TRY	239,300,000	2,813,304
New Turkish Lira (TRY) Call[12]	12/6/12	1 USD per 1.837TRY	120,440,000	1,664,388
New Turkish Lira (TRY) Put[12]	11/28/12	1 EUR per 2.300TRY	65,440,000	584,304
New Turkish Lira (TRY) Put[12]	12/6/12	1 EUR per 2.314TRY	32,785,000	412,926
Polish Zloty (PLZ) Call[12]	11/16/12	1 USD per 3.148PLZ	332,960,000	1,189,566
Russian Ruble (RUR) Call[12]	11/29/12	1 USD per 31.250RUR	2,772,700,000	1,307,328
Russian Ruble (RUR) Call[12]	12/21/12	1 USD per 31.000RUR	2,592,000,000	1,071,377
Russian Ruble (RUR) Call[12]	12/21/12	1 USD per 31.000RUR	2,592,000,000	1,071,377
Russian Ruble (RUR) Call[12]	12/21/12	1 USD per 31.000RUR	2,592,000,000	1,071,377
South African Rand (ZAR) Call[12]	11/21/12	1 USD per 8.218ZAR	808,075,000	1,627,600
South African Rand (ZAR) Call[12]	11/26/12	1 USD per 8.202ZAR	806,800,000	1,613,455

OPPENHEIMER INTERNATIONAL BOND FUND	25

STATEMENT OF INVESTMENTS    Continued

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
South African Rand (ZAR) Call[12]	12/20/12	1 USD per 8.255ZAR	690,200,000	$1,860,869
South African Rand (ZAR) Call[12]	12/21/12	1 USD per 8.255ZAR	690,200,000	1,869,917
South African Rand (ZAR) Call[12]	12/21/12	1 USD per 8.255ZAR	690,200,000	1,869,917
South Korean Won (KRW) Call[12]	10/29/12	1 USD per 1,103.000KRW	83,705,000,000	213,448
South Korean Won (KRW) Call[12]	10/29/12	1 USD per 1,103.000KRW	76,425,000,000	194,884
South Korean Won (KRW) Call[12]	12/27/12	1 USD per 1,099.000KRW	109,130,700,000	644,962
South Korean Won (KRW) Put[12]	12/27/12	1 USD per 1,161.000KRW	115,287,300,000	457,691
U.S. Treasury Long Bonds Futures, 12/19/12 Call[12]	10/1/12	150.000	1,158	18,094
U.S. Treasury Long Bonds Futures, 12/19/12 Call[12]	10/1/12	151.000	517	8,078
U.S. Treasury Long Bonds Futures, 12/19/12 Put[12]	10/1/12	149.000	536	8,375
U.S. Treasury Long Bonds Futures, 12/19/12 Put[12]	10/8/12	147.000	535	108,672
U.S. Treasury Long Bonds Futures, 12/19/12 Put[12]	10/8/12	148.000	536	217,750
U.S. Treasury Long Bonds Futures, 12/19/12 Put[12]	10/15/12	147.000	536	192,625
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[12]	10/29/12	138.000	973	30,406
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[12]	10/29/12	142.000	973	106,422
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[12]	10/29/12	144.000	535	133,750
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[12]	10/29/12	146.000	544	280,500
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[12]	11/26/12	145.000	536	510,875
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[12]	10/1/12	134.000	1,072	16,750
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[12]	10/29/12	134.000	1,388	520,500
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[12]	11/26/12	135.000	2,247	772,406
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[12]	11/26/12	136.000	3,444	538,125
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[12]	10/29/12	128.500	1,851	28,922

26	OPPENHEIMER INTERNATIONAL BOND FUND

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[12]	10/29/12	$129.000	141	$2,203
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[12]	10/29/12	131.000	141	8,813
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[12]	10/29/12	131.500	5,302	579,906
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[12]	10/29/12	132.000	973	167,234
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[12]	10/29/12	132.500	1,070	284,219
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[12]	11/26/12	132.000	283	119,391
Total Options Purchased (Cost $183,358,643)				104,467,413

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.8%
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Crossover Series 17 Version 1; Termination Date: 6/20/17[12]	12/20/12	260,000,000	EUR	855,366
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on iTraxx Europe Crossover Series 17 Version 1; Termination Date: 6/20/17[12]	12/20/12	75,000,000	EUR	1,266,795
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.35%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/5/17[12]	11/2/12	94,300,000		758
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/23[12]	9/3/13	106,390,000		2,885,724
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/22/43[12]	3/21/13	53,410,000		1,661,383
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.95%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/11/43[12]	3/8/13	53,480,000		1,367,175
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.44%; Termination Date: 11/21/22[12]	11/23/12	88,400,000	CAD	2,362,986
Barclays Bank plc; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Crosover Series 17 Version 1; Termination Date: 6/20/17[12]	12/20/12	110,535,000	EUR	739,398
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.765%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/12/18[12]	7/11/13	265,765,000		1,711,918

OPPENHEIMER INTERNATIONAL BOND FUND	27

STATEMENT OF INVESTMENTS    Continued

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased Continued
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.85%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/29/22[12]	11/28/12	$133,305,000		$949,389
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.9175%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/27/22[12]	12/28/12	100,000,000	GBP	2,342,099
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.67%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/18/44[12]	6/17/14	100,000,000		10,393,582
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.695%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/15/23[12]	4/12/13	134,520,000		484,292
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[12]	9/29/15	24,320,546		2,831,454
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.05%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/18/43[12]	3/15/13	80,220,000		1,684,992
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[12]	4/26/17	76,880,000		7,738,313
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.75%; Termination Date: 8/28/19[12]	8/27/14	376,825,000	EUR	10,061,594
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.807%; Termination Date: 8/15/32[12]	8/16/22	100,000,000	GBP	10,918,450
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.95%; Termination Date: 7/23/24[12]	7/22/14	100,000,000		2,690,292
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.40%; Termination Date: 4/9/24[12]	4/8/14	100,000,000		5,054,943
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 2.495%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/22[12]	11/23/12	213,400,000		34,023
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 2.95%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/18/43[12]	3/15/13	58,830,000		1,575,106
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.20%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/44[12]	9/23/14	53,410,000		3,466,456
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[12]	10/18/12	250,000,000		59,077
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/25/18[12]	2/22/13	134,605,000		89,782

28	OPPENHEIMER INTERNATIONAL BOND FUND

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased Continued
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.11%; Received: Six-Month EUR EURIBOR; Termination Date: 1/3/23[12]	1/2/13	235,360,000	EUR	$1,322,153
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.215%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/4/22[12]	12/3/12	542,135,000		730,030
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.60%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/28/43[12]	3/27/13	52,460,000		3,100,635
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.98%; Received: Six-Month EUR EURIBOR; Termination Date: 3/4/23[12]	3/1/13	134,350,000	EUR	113,964
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/4/43[12]	3/1/13	80,220,000		1,719,317
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.025%; Received: Six-Month EUR EURIBOR; Termination Date: 2/27/23[12]	2/26/13	134,540,000	EUR	90,721
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.22%; Received: Six-Month EUR EURIBOR; Termination Date: 9/23/45[12]	9/22/15	100,000,000	EUR	9,821,963
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 3.9675%; Termination Date: 7/12/23[12]	7/12/13	100,000,000	AUD	4,041,366
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month AUD BBR BBSW; Received: 3.01%; Termination Date: 4/2/16[12]	3/29/13	132,045,000	AUD	1,369,705

Total Swaptions Purchased (Cost $154,445,441)				95,535,201

		Shares
Investment Company—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[13,14] (Cost $342,147,098)		342,147,098		342,147,098
Total Investments, at Value (Cost $12,488,878,949)		101.0%		12,872,754,457
Liabilities in Excess of Other Assets		(1.0)		(126,436,861)

Net Assets		100.0%		$12,746,317,596

Footnotes to Statement of Investments

*September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

Principal amounts, notional amounts and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc

OPPENHEIMER INTERNATIONAL BOND FUND	29

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $55,790,109. See Note 6 of the accompanying Notes.

2. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $33,978,750. See Note 6 of the accompanying Notes.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $18,267,576. See Note 6 of the accompanying Notes.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,657,401,172 or 20.85% of the Fund’s net assets as of September 28, 2012.

7. Represents the current interest rate for a variable or increasing rate security.

8. Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $280,610,461, which represents 2.20% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15	7/15/10-8/7/12	$10,160,629	$10,434,244	$273,615
Banco BMG SA, 9.15% Nts., 1/15/16	12/15/05-4/3/12	9,192,317	9,104,750	(87,567)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	5,054,233	8,456,747	3,402,514
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	4,537,389	4,650,569	113,180
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	2,985,477	3,159,472	173,995
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	3,047,396	3,315,138	267,742
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.226%, 5/6/25	8/18/09	3,260,920	3,526,902	265,982

30	OPPENHEIMER INTERNATIONAL BOND FUND

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	$4,090,123	$4,414,792	$324,669
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	3,598,269	3,868,050	269,781
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	2,902,482	3,106,665	204,183
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	3,257,268	3,475,507	218,239
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	3,785,067	4,025,653	240,586
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.308%, 5/22/15	5/21/08	122,792	94,055	(28,737)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.308%, 5/22/15	6/12/08	214,813	164,552	(50,261)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.308%, 5/22/15	6/18/08	3,259,229	2,481,046	(778,183)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.308%, 5/22/15	7/8/08	237,353	180,815	(56,538)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.308%, 5/22/15	7/15/08	172,730	131,366	(41,364)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.308%, 5/22/15	8/8/08	111,830	83,897	(27,933)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.308%, 5/22/15	8/22/08	20,634	15,450	(5,184)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.787%, 12/20/17	12/13/07	42,470,000	39,730,685	(2,739,315)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	5/6/08	31,666,704	—	(31,666,704)
Halyk Savings Bank of Kazakhstan JSC, 9.25% Sr. Nts., 10/16/13	4/9/08-1/11/10	29,382,541	31,119,922	1,737,381
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-11/18/09	14,427,612	17,759,650	3,332,038
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16	12/6/05	11,167,708	31,961,214	20,793,506
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16	10/16/06	14,183,697	40,229,148	26,045,451
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	8,561,426	9,110,456	549,030
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	31,019,055	32,560,965	1,541,910
JPMorgan Hipotecaria su Casita, 8.175% Sec. Nts., 8/26/35	3/21/07	3,092,229	317,916	(2,774,313)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	5,679,060	8,288,942	2,609,882
Tengizchevroil LLP, 6.124% Nts., 11/15/14	11/16/04-3/16/10	4,666,486	4,841,893	175,407

		$256,327,469	$280,610,461	$24,282,992

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

OPPENHEIMER INTERNATIONAL BOND FUND	31

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See Note 1 of the accompanying Notes.

11. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

12. Non-income producing security.

13. Rate shown is the 7-day yield as of September 28, 2012.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2011	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	236,989,845	5,632,671,279	5,527,514,026	342,147,098

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$342,147,098	$737,188

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$1,851,576,728	14.4%
Brazil	1,087,238,057	8.4
Russia	1,037,031,792	8.1
Australia	757,475,833	5.9
Turkey	740,905,731	5.8
South Africa	675,895,917	5.2
Mexico	625,813,421	4.9
United States	560,896,034	4.4
United Kingdom	496,428,273	3.9
Italy	496,235,190	3.8
France	460,730,307	3.6
Colombia	444,424,141	3.4
Peru	311,408,543	2.4
Hungary	288,631,861	2.2
Spain	282,924,370	2.2
Indonesia	255,234,458	2.0
Germany	195,448,425	1.5
Venezuela	188,006,057	1.5
Canada	184,071,567	1.4
Malaysia	176,253,395	1.4
Poland	165,075,828	1.3
The Netherlands	137,284,533	1.1
Belgium	130,702,959	1.0
Israel	114,030,569	0.9
Kazakhstan	111,668,309	0.9
Philippines	76,311,425	0.6
Sweden	69,947,482	0.5
Ukraine	67,560,025	0.5
European Union	67,389,664	0.5
Switzerland	60,382,011	0.5
Nigeria	52,932,726	0.4

32	OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings Continued	Value	Percent
United Arab Emirates	$52,845,240	0.4%
Uruguay	51,963,142	0.4
Supranational	49,978,304	0.4
Chile	45,454,878	0.3
Panama	43,421,983	0.3
Denmark	42,100,842	0.3
Ireland	41,427,545	0.3
Romania	40,934,119	0.3
Qatar	40,464,338	0.3
India	35,410,530	0.3
Trinidad & Tobago	27,402,200	0.2
Sri Lanka	26,743,653	0.2
Finland	23,293,016	0.2
Norway	23,134,436	0.2
Lithuanua	23,052,906	0.2
Latvia	22,000,388	0.2
Croatia	20,631,275	0.2
Slovakia	20,095,471	0.2
Dominican Republic	18,878,070	0.1
Angola	14,916,825	0.1
Ghana	10,543,300	0.1
Jamaica	9,495,000	0.1
Ivory Coast	7,781,475	0.1
Portugal	6,028,605	—
Argentina	3,330,300	—
Korea, Republic of South	1,510,985	—

Total	$12,872,754,457	100.0%

Foreign Currency Exchange Contracts as of September 28, 2012 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Chilean Peso (CLP)	Buy	15,035,000	CLP	10/9/12-12/20/12	$31,495,584	$955,582	$8,692
Japanese Yen (JPY)	Sell	23,510,000	JPY	10/24/12-12/20/12	301,354,852	662,691	328,562
Malaysian Ringgit (MYR)	Buy	967,360	MYR	11/30/12-4/2/13	313,195,787	1,138,393	242,923
Malaysian Ringgit (MYR)	Sell	485,770	MYR	10/5/12	158,787,924	—	401,879
Peruvian New Sol (PEN)	Sell	112,130	PEN	10/5/12	43,151,850	—	1,114,661
Philippines Peso (PHP)	Sell	687,000	PHP	1/14/13	16,424,756	—	114,215
South African Rand (ZAR)	Sell	1,356,440	ZAR	10/5/12	162,859,364	2,157,934	—

						4,914,600	2,210,932
Bank Paribas Asia:
Australian Dollar (AUD)	Sell	41,180	AUD	12/20/12	42,415,404	323,099	16,607
Malaysian Ringgit (MYR)	Buy	37,095	MYR	11/30/12	12,051,070	220,421	—
Mexican Nuevo Peso (MXN)	Sell	118,000	MXN	12/20/12	9,092,974	—	3,465
New Zealand Dollar (NZD)	Buy	40,755	NZD	12/20/12	33,592,730	—	89,875
Polish Zloty (PLZ)	Buy	43,900	PLZ	12/20/12	13,574,294	—	482,702
Polish Zloty (PLZ)	Sell	109,030	PLZ	11/30/12-12/20/12	33,761,925	—	648,939

						543,520	1,241,588

OPPENHEIMER INTERNATIONAL BOND FUND	33

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Foreign Currency Exchange Contracts as of September 28, 2012: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclays Capital:
Chilean Peso (CLP)	Sell	4,731,000	CLP	10/9/12	$9,957,960	$—	$187,204
Euro (EUR)	Sell	5,965	EUR	1/23/13	7,675,197	—	332,222
Hungarian Forint (HUF)	Buy	2,003,000	HUF	10/24/12	8,993,772	427,292	—
Hungarian Forint (HUF)	Sell	2,951,000	HUF	12/12/12-2/20/13	13,107,547	—	139,691
Israeli Shekel (ILS)	Buy	95,390	ILS	4/2/13	24,185,263	—	701,249
Israeli Shekel (ILS)	Sell	95,390	ILS	4/2/13	24,185,263	997,556	—
Japanese Yen (JPY)	Sell	17,579,000	JPY	10/24/12-12/20/12	225,313,013	94,802	5,788,935
Mexican Nuevo Peso (MXN)	Buy	206,775	MXN	11/8/12-12/20/12	15,980,285	1,169,438	5,532
Mexican Nuevo Peso (MXN)	Sell	752,600	MXN	10/18/12-12/20/12	58,299,031	—	2,024,565
Norwegian Krone (NOK)	Buy	113,100	NOK	12/20/12	19,681,601	—	16,054
Polish Zloty (PLZ)	Buy	2,770	PLZ	10/16/12	862,879	—	20,595
Polish Zloty (PLZ)	Sell	78,940	PLZ	10/22/12	24,571,701	330,507	—
Russian Ruble (RUR)	Buy	322,660	RUR	11/30/12	10,226,886	—	183,852
South African Rand (ZAR)	Buy	509,650	ZAR	10/22/12-12/20/12	60,733,362	—	871,017
South African Rand (ZAR)	Sell	1,242,710	ZAR	10/22/12	148,844,651	1,417,129	—

						4,436,724	10,270,916
Citigroup:
Australian Dollar (AUD)	Sell	347,155	AUD	11/30/12	358,171,840	3,640,120	—
Colombian Peso (COP)	Buy	4,921,000	COP	11/30/12	2,711,594	12,197	—
Colombian Peso (COP)	Sell	144,500,000	COP	11/30/12-12/20/12	79,616,035	5,170	1,036,567
Euro (EUR)	Sell	224,850	EUR	11/29/12-11/30/12	289,128,377	50,841	5,097,156
Hong Kong Dollar (HKD)	Buy	103,850	HKD	10/18/12	13,393,053	2,490	—
Hungarian Forint (HUF)	Buy	3,681,000	HUF	11/6/12	16,499,291	173,032	—
Hungarian Forint (HUF)	Sell	657,000	HUF	12/5/12	2,935,146	9,220	—
Indonesia Rupiah (IDR)	Buy	885,731,000	IDR	12/20/12-1/16/13	91,238,155	24,386	17,073
Indonesia Rupiah (IDR)	Sell	804,618,000	IDR	10/5/12	84,003,728	—	232,984
Japanese Yen (JPY)	Sell	7,901,000	JPY	11/19/12	101,285,242	—	1,198,899
Malaysian Ringgit (MYR)	Buy	113,805	MYR	11/30/12-12/20/12	36,955,318	336,754	268
Malaysian Ringgit (MYR)	Sell	52,395	MYR	10/5/12	17,126,816	—	60,040
Mexican Nuevo Peso (MXN)	Buy	712,900	MXN	10/18/12-11/9/12	55,218,507	945,217	—
Mexican Nuevo Peso (MXN)	Sell	1,472,860	MXN	10/16/12-12/4/12	113,967,854	32,616	1,378,604
New Zealand Dollar (NZD)	Sell	235	NZD	12/20/12	193,701	—	7
Norwegian Krone (NOK)	Buy	119,560	NOK	12/20/12	20,805,767	—	34,393
Norwegian Krone (NOK)	Sell	158,760	NOK	10/16/12	27,695,350	—	30,066
Peruvian New Sol (PEN)	Buy	112,130	PEN	10/5/12	43,151,850	58,754	79,935
Peruvian New Sol (PEN)	Sell	97,960	PEN	1/16/13	37,489,563	43,004	—
Singapore Dollar (SGD)	Sell	61,435	SGD	10/16/12	50,060,027	—	1,031,734
South Korean Won (KRW)	Buy	96,050,000	KRW	11/19/12	86,006,628	1,328,853	—
Swiss Franc (CHF)	Buy	16,380	CHF	11/30/12	17,436,445	388,951	—

						7,051,605	10,197,726
Credit Suisse:
Australian Dollar (AUD)	Sell	9,063	AUD	10/2/12-12/20/12	9,337,584	56,320	—
Chilean Peso (CLP)	Sell	13,770,000	CLP	12/20/12	28,676,837	116,646	—
Colombian Peso (COP)	Buy	3,802,000	COP	12/20/12	2,089,861	—	15,111
Euro (EUR)	Buy	32,715	EUR	11/29/12	42,066,890	913,874	—
Japanese Yen (JPY)	Sell	23,710,000	JPY	11/19/12	303,945,461	—	3,728,399
New Turkish Lira (TRY)	Sell	262,590	TRY	11/29/12-7/17/13	142,051,167	—	7,959,754
Polish Zloty (PLZ)	Buy	87,270	PLZ	10/16/12	27,185,372	—	590,815
South African Rand (ZAR)	Sell	1,652,930	ZAR	12/12/12	196,536,845	3,529,726	—
Swedish Krona (SEK)	Buy	183,490	SEK	12/20/12	27,865,187	—	192,889

						4,616,566	12,486,968

34	OPPENHEIMER INTERNATIONAL BOND FUND

Foreign Currency Exchange Contracts as of September 28, 2012: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank Securities, Inc.:
Czech Koruna (CZK)	Sell	380,200	CZK	12/20/12	$19,441,292	$296,029	$—
Hungarian Forint (HUF)	Sell	32,141,000	HUF	11/6/12-5/29/13	143,765,076	85,210	4,973,750
Indian Rupee (INR)	Buy	1,155,000	INR	11/19/12	21,696,317	472,100	—
Indian Rupee (INR)	Sell	453,000	INR	12/20/12	8,482,921	—	111,086
Malaysian Ringgit (MYR)	Buy	631,475	MYR	10/5/12	206,415,802	5,326,273	—
New Turkish Lira (TRY)	Sell	167,885	TRY	10/30/12	93,017,264	—	2,537,609
Polish Zloty (PLZ)	Buy	175,310	PLZ	11/6/12	54,468,163	—	588,917
Polish Zloty (PLZ)	Sell	350,300	PLZ	10/16/12-12/20/12	108,821,332	596,750	1,649,989
South African Rand (ZAR)	Buy	204,130	ZAR	10/22/12	24,449,516	—	443,475

						6,776,362	10,304,826
Goldman Sachs & Co.:
Brazilian Real (BRR)	Buy	49,000	BRR	12/6/12	23,966,051	414,020	—
Brazilian Real (BRR)	Sell	49,000	BRR	12/6/12	23,966,051	—	748,804
Colombian Peso (COP)	Buy	136,616,448	COP	10/3/12	75,871,857	58,068	—
Colombian Peso (COP)	Sell	99,509,000	COP	10/16/12	55,151,072	—	128,125
Euro (EUR)	Buy	49,110	EUR	11/29/12-12/7/12	63,150,725	1,346,004	—
Japanese Yen (JPY)	Buy	32,930,000	JPY	11/30/12	422,180,679	6,954,107	—
Japanese Yen (JPY)	Sell	15,784,000	JPY	11/19/12	202,339,736	—	2,163,976
Mexican Nuevo Peso (MXN)	Buy	954,840	MXN	10/3/12-12/4/12	73,908,776	1,195,501	—
Mexican Nuevo Peso (MXN)	Sell	1,639,675	MXN	10/16/12-12/13/12	126,769,136	—	5,461,125
New Turkish Lira (TRY)	Sell	293,050	TRY	11/29/12-12/7/12	161,616,054	—	1,587,722
South African Rand (ZAR)	Sell	380,800	ZAR	10/5/12	45,720,302	576,231	—

						10,543,931	10,089,752
HSBC:
Israeli Shekel (ILS)	Sell	109,980	ILS	12/20/12	27,973,882	79,378	—
New Turkish Lira (TRY)	Buy	152,460	TRY	7/17/13	81,348,008	3,063,027	—

						3,142,405	—
JPMorgan Chase:
British Pound Sterling (GBP)	Buy	22,910	GBP	12/20/12	36,986,332	—	165,629
Euro (EUR)	Sell	206,455	EUR	11/6/12-11/30/12	265,464,946	—	6,602,836
Hungarian Forint (HUF)	Buy	460,000	HUF	12/20/12	2,051,952	—	33,648
Hungarian Forint (HUF)	Sell	4,635,000	HUF	10/24/12-12/27/12	20,726,239	70,404	1,116,001
Indonesia Rupiah (IDR)	Buy	804,618,000	IDR	10/5/12	84,003,728	—	1,141,033
Japanese Yen (JPY)	Sell	7,428,000	JPY	10/24/12	95,201,333	—	314,226
Malaysian Ringgit (MYR)	Buy	32,565	MYR	12/20/12	10,569,110	20,097	18,827
Malaysian Ringgit (MYR)	Sell	93,310	MYR	10/5/12	30,501,063	—	718,107
Mexican Nuevo Peso (MXN)	Buy	817,600	MXN	10/16/12-12/4/12	63,252,210	1,635,306	261,803
New Taiwan Dollar (TWD)	Buy	500,000	TWD	12/20/12	17,068,346	—	66,678
New Taiwan Dollar (TWD)	Sell	249,000	TWD	12/20/12	8,500,036	—	33,528
New Turkish Lira (TRY)	Sell	59,855	TRY	11/29/12	33,021,444	—	304,319
Norwegian Krone (NOK)	Buy	158,760	NOK	10/16/12	27,695,350	—	147,268
Philippines Peso (PHP)	Buy	442,000	PHP	12/20/12	10,569,106	24,220	4,033
Polish Zloty (PLZ)	Buy	109,330	PLZ	11/6/12	33,968,423	30,816	—
Polish Zloty (PLZ)	Sell	88,610	PLZ	10/16/12	27,602,794	198,603	—
Russian Ruble (RUR)	Buy	1,238,900	RUR	11/30/12-12/20/12	39,180,011	325,679	186,744
Russian Ruble (RUR)	Sell	1,713,100	RUR	11/30/12-12/20/12	54,263,559	69,573	171,487

						2,374,698	11,286,167

OPPENHEIMER INTERNATIONAL BOND FUND	35

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Foreign Currency Exchange Contracts as of September 28, 2012: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co., Inc.:
Australian Dollar (AUD)	Sell	50,000	AUD	1/10/13	$51,412,384	$—	$66,384
Brazilian Real (BRR)	Buy	17,180	BRR	11/5/12	8,432,204	23,825	—
Brazilian Real (BRR)	Sell	585,370	BRR	11/5/12	287,308,449	—	762,691
Canadian Dollar (CAD)	Buy	56,055	CAD	12/20/12	56,911,294	—	447,928
Mexican Nuevo Peso (MXN)	Buy	663,195	MXN	1/10/13	51,000,370	171,092	—
Singapore Dollar (SGD)	Sell	10,410	SGD	12/20/12	8,482,372	—	36,810
South Korean Won (KRW)	Buy	96,050,000	KRW	10/15/12	86,252,132	2,464,458	—

						2,659,375	1,313,813
Nomura Securities:
Australian Dollar (AUD)	Sell	318,840	AUD	10/31/12	329,742,442	143,770	—
British Pound Sterling (GBP)	Buy	3,140	GBP	11/30/12	5,069,493	114,573	—
British Pound Sterling (GBP)	Sell	35,835	GBP	12/20/12	57,852,694	325,428	—
Euro (EUR)	Buy	325,797	EUR	10/3/12-12/20/12	418,926,282	7,491,474	716,378
Euro (EUR)	Sell	405,641	EUR	10/3/12-12/20/12	521,432,691	194,224	25,254,972
Singapore Dollar (SGD)	Sell	37,010	SGD	10/16/12	30,157,428	—	634,925
South Korean Won (KRW)	Sell	9,483,000	KRW	12/20/12	8,479,120	—	49,787

						8,269,469	26,656,062
RBS Greenwich Capital:
Japanese Yen (JPY)	Sell	15,560,000	JPY	10/24/12	199,425,518	651,633	—
New Turkish Lira (TRY)	Buy	81,720	TRY	10/30/12	45,277,248	233,172	—
Polish Zloty (PLZ)	Buy	87,010	PLZ	10/16/12	27,104,380	—	673,930
Polish Zloty (PLZ)	Sell	89,770	PLZ	12/20/12	27,757,731	—	142,990
Russian Ruble (RUR)	Sell	295,300	RUR	11/30/12	9,359,696	10,693	—
Singapore Dollar (SGD)	Buy	98,445	SGD	10/16/12	80,217,455	2,775,551	—

						3,671,049	816,920
Standard Chartered Bank
Malaysian Ringgit (MYR)	Buy	194,575	MYR	11/30/12	63,211,674	1,103,011	—
State Street:
Mexican Nuevo Peso (MXN)	Buy	443,550	MXN	10/16/12	34,397,426	—	345,848
New Turkish Lira (TRY)	Sell	59,280	TRY	11/29/12	32,704,222	—	438,608

						—	784,456

Total unrealized appreciation and depreciation						$60,103,315	$97,660,126

Futures Contracts as of September 28, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	8,308	12/17/12	$952,393,652	$(4,258,810)
Australian Treasury Bonds, 10 yr.	Sell	552	12/17/12	72,657,329	(143,629)
CBOE Volatility Index	Sell	318	11/20/12	5,739,900	(42,221)
Japanese Yen (JPY)	Sell	238	12/17/12	38,175,200	119,716
U.S. Treasury Long Bonds, 20 yr.	Sell	671	12/19/12	100,230,625	154,380
U.S. Treasury Nts., 5 yr.	Buy	778	12/31/12	96,964,329	116,756
U.S. Treasury Nts., 5 yr.	Sell	1,907	12/31/12	237,674,774	(829,033)
U.S. Treasury Nts., 10 yr.	Sell	1,679	12/19/12	224,120,266	(90,632)

					$(4,973,473)

36	OPPENHEIMER INTERNATIONAL BOND FUND

Written Options as of September 28, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD) Futures, 12/17/12	Put	268	$101.000	10/8/12	$15,892	$(13,405)	$2,487
Australian Dollar (AUD) Futures, 12/17/12	Put	107	100.000	10/8/12	4,797	(1,070)	3,727
Australian Dollar (AUD) Futures, 12/17/12	Put	13	99.500	10/8/12	240	(65)	175
Brazilian Real (BRR)	Call	190,000,000	1USD per 1.900BRR	10/17/12	440,000	(3,462)	436,538
Brazilian Real (BRR)	Put	178,100,000	1USD per 2.130BRR	12/20/12	671,011	(466,691)	204,320
Brazilian Real (BRR)	Put	178,100,000	1USD per 2.130BRR	12/20/12	643,936	(466,691)	177,245
Brazilian Real (BRR)	Put	178,100,000	1USD per 2.130BRR	12/20/12	622,932	(466,691)	156,241
British Pound Sterling (GBP)	Put	100,000,000	1EUR per 0.765GBP	8/21/13	2,531,075	(1,548,485)	982,590
British Pound Sterling (GBP)	Put	100,000,000	1EUR per 0.765GBP	8/22/13	2,393,336	(1,548,269)	845,067
British Pound Sterling (GBP)	Put	26,702,518	1GBP per 1.400USD	9/11/13	205,236	(136,442)	68,794
British Pound Sterling (GBP)	Put	13,344,046	1GBP per 1.360USD	9/9/13	76,403	(33,215)	43,188
British Pounds Sterling (GBP)	Put	18,669,372	1GBP per 1.350USD	8/16/13	169,544	(30,186)	139,358
Candian Dollar (CAD) Futures, 12/18/12	Put	1,177	99.000	10/8/12	22,976	(11,770)	11,206
Candian Dollar (CAD) Futures, 12/18/12	Put	1,175	98.500	10/8/12	32,134	(11,750)	20,384
Euro (EUR)	Put	150,000,000	1EUR per 1.150USD	2/5/13	2,993,738	(248,370)	2,745,368
Euro (EUR)	Call	156,770,000	1EUR per 1.350USD	12/21/12	937,563	(456,626)	480,937
Euro (EUR)	Call	139,350,000	1EUR per 1.350USD	12/21/12	874,770	(405,886)	468,884
Euro (EUR)	Call	50,000,000	1EUR per 9.000SEK	10/18/12	112,390	(203)	112,187
Euro (EUR) FX Futures, 12/17/12	Call	5	1.340	12/10/12	3,305	(2,313)	992
Euro (EUR) FX Futures, 12/17/12	Put	4,099	1.200	10/8/12	165,876	(25,619)	140,257
Euro (EUR) FX Futures, 12/17/12	Put	2,135	1.215	10/8/12	134,009	(13,344)	120,665
Euro (EUR) FX Futures, 12/17/12	Put	1,476	1.175	10/8/12	201,961	(9,225)	192,736
Euro (EUR) FX Futures, 12/17/12	Put	1,174	1.195	10/8/12	51,955	(7,338)	44,617
Euro (EUR) FX Futures, 12/17/12	Put	1,123	1.245	10/8/12	36,489	(21,056)	15,433
Euro (EUR) FX Futures, 12/17/12	Put	1,092	1.250	10/8/12	39,236	(27,300)	11,936
Euro (EUR) FX Futures, 12/17/12	Put	982	1.230	10/8/12	135,104	(6,138)	128,966
Euro (EUR) FX Futures, 12/17/12	Put	599	1.205	11/12/12	88,385	(52,413)	35,972

OPPENHEIMER INTERNATIONAL BOND FUND	37

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Written Options as of September 28, 2012: Continued

Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Euro (EUR) FX Futures, 12/17/12	Put	534	$1.175		12/10/12	$365,806	$(66,750)	$299,056
Euro (EUR) FX Futures, 12/17/12	Put	533	1.175		11/12/12	232,111	(13,325)	218,786
Euro (EUR) FX Futures, 12/17/12	Put	487	1.210		12/10/12	184,746	(164,363)	20,383
Euro (EUR) FX Futures, 12/17/12	Put	168	1.270		10/8/12	39,741	(39,900)	(159)
Euro (EUR) FX Futures, 12/17/12	Put	127	1.240		10/8/12	3,571	(1,588)	1,983
Euro (EUR) FX Futures, 12/17/12	Put	66	1.180		10/8/12	3,196	(413)	2,783
Euro (EUR) FX Futures, 12/17/12	Put	66	1.255		10/8/12	4,932	(3,300)	1,632
Euro-Bundesobligation Futures, 12/6/12	Put	1,152	137.500	EUR	10/29/12	161,654	(133,234)	28,420
Euro-Bundesobligation Futures, 12/6/12	Put	577	136.000	EUR	10/29/12	21,555	(22,244)	(689)
Euro-Bundesobligation Futures, 12/6/12	Put	10	137.000	EUR	10/29/12	1,146	(771)	375
France (Republic of) Bonds, 3%, 4/25/22	Put	44,180,000	104.000	EUR	11/6/12	383,917	(221,244)	162,673
Hungarian Forint (HUF)	Call	98,590,000	1EUR per 295.000HUF		12/20/12	1,398,662	(1,494,252)	(95,590)
Japanese Yen (JPY)	Call	7,100,000,000	1USD per 71.000JPY		8/19/13	923,000	(762,611)	160,389
Japanese Yen (JPY)	Call	7,100,000,000	1USD per 71.000JPY		8/19/13	887,290	(762,611)	124,679
Japanese Yen (JPY)	Call	7,100,000,000	1USD per 71.000JPY		8/22/13	1,000,400	(774,042)	226,358
Japanese Yen (JPY)	Call	7,100,000,000	1USD per 71.000JPY		8/22/13	1,022,500	(774,042)	248,458
Japanese Yen (JPY)	Call	7,100,000,000	1USD per 71.000JPY		8/20/13	898,000	(766,445)	131,555
Japanese Yen (JPY)	Call	1,922,488,512	1USD per 72.000JPY		5/31/13	450,772	(153,511)	297,261
Japanese Yen (JPY)	Call	961,290,657	1USD per 72.000JPY		9/11/13	170,229	(140,060)	30,169
Japanese Yen (JPY)	Call	12,000,000,000	1USD per 73.890JPY		6/25/13	2,939,504	(1,817,160)	1,122,344
Japanese Yen (JPY)	Call	8,000,000,000	1USD per 74.160JPY		6/17/13	2,390,930	(1,233,760)	1,157,170
Japanese Yen (JPY)	Call	1,000,070,525	1USD per 75.000JPY		8/22/13	291,354	(247,127)	44,227
Japanese Yen (JPY)	Put	17,000,000,000	1USD per 85.000JPY		9/17/13	2,290,001	(1,868,470)	421,531
Japanese Yen (JPY)	Put	12,750,000,000	1USD per 85.000JPY		9/17/13	1,692,001	(1,401,353)	290,648
Japanese Yen (JPY)	Put	10,000,000,000	1USD per 85.000JPY		9/19/13	1,224,100	(1,106,700)	117,400
Japanese Yen (JPY)	Put	8,000,000,000	1USD per 88.000JPY		6/17/13	974,488	(265,600)	708,888

38	OPPENHEIMER INTERNATIONAL BOND FUND

Written Options as of September 28, 2012: Continued

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen (JPY)	Put	12,000,000,000	1USD per 90.000JPY	6/25/13	$1,206,667	$(232,200)	$974,467
Japanese Yen (JPY)	Put	1,201,613,320	1USD per 90.000JPY	9/11/13	65,154	(47,752)	17,402
Japanese Yen (JPY)	Put	1,200,084,630	1USD per 90.000JPY	8/22/13	84,539	(41,355)	43,184
Japanese Yen (JPY)	Put	2,536,616,787	1USD per 95.000JPY	5/31/13	116,697	(5,099)	111,598
Japanese Yen (JPY) Futures, 12/17/12	Put	1,402	123.500	10/8/12	30,272	(8,763)	21,509
Japanese Yen (JPY) Futures, 12/17/12	Put	1,067	121.000	10/8/12	129,886	(6,669)	123,217
Japanese Yen (JPY) Futures, 12/17/12	Put	599	125.500	10/8/12	96,999	(29,950)	67,049
Japanese Yen (JPY) Futures, 12/17/12	Put	522	124.000	10/8/12	24,336	(6,525)	17,811
Japanese Yen (JPY) Futures, 12/17/12	Put	210	123.000	11/12/12	25,920	(31,500)	(5,580)
Mexican Nuevo Peso (MXN)	Call	1,045,100,000	1USD per 12.500MXN	12/20/12	539,272	(484,738)	54,534
Mexican Nuevo Peso (MXN)	Call	1,045,100,000	1USD per 12.500MXN	12/20/12	554,753	(484,738)	70,015
Mexican Nuevo Peso (MXN)	Call	1,045,100,000	1USD per 12.500MXN	12/20/12	595,289	(484,738)	110,551
Russian Ruble (RUR)	Put	2,843,000,000	1USD per 34.000RUR	12/21/12	543,515	(273,610)	269,905
Russian Ruble (RUR)	Put	2,843,000,000	1USD per 34.000RUR	12/21/12	535,153	(273,610)	261,543
Russian Ruble (RUR)	Put	2,843,000,000	1USD per 34.000RUR	12/21/12	568,600	(273,610)	294,990
Russian Ruble (RUR)	Put	3,371,500,000	1USD per 38.000RUR	11/29/12	1,490,558	(2,832)	1,487,726
South African Rand (ZAR)	Call	776,400,000	1USD per 7.893ZAR	11/26/12	878,461	(547,253)	331,208
South African Rand (ZAR)	Call	664,700,000	1USD per 7.950ZAR	12/21/12	938,941	(750,114)	188,827
South African Rand (ZAR)	Call	664,700,000	1USD per 7.950ZAR	12/20/12	936,433	(744,657)	191,776
South African Rand (ZAR)	Call	664,700,000	1USD per 7.950ZAR	12/21/12	934,342	(750,114)	184,228
South African Rand (ZAR)	Put	887,175,000	1USD per 9.023ZAR	11/21/12	1,204,532	(464,818)	739,714
South African Rand (ZAR)	Put	886,600,000	1USD per 9.013ZAR	11/26/12	1,303,462	(549,834)	753,628
South African Rand (ZAR)	Put	752,500,000	1USD per 9.000ZAR	12/21/12	943,133	(835,140)	107,993
South African Rand (ZAR)	Put	752,500,000	1USD per 9.000ZAR	12/20/12	939,789	(819,992)	119,797
South African Rand (ZAR)	Put	752,500,000	1USD per 9.000ZAR	12/21/12	988,701	(835,140)	153,561
South African Rand (ZAR)	Call	776,800,000	1USD per 7.900ZAR	11/21/12	708,953	(512,486)	196,467
South Korean Won (KRW)	Call	53,324,100,000	1USD per 1,047.000KRW	9/26/13	622,115	(732,135)	(110,020)
South Korean Won (KRW)	Put	61,367,400,000	1USD per 1,236.000KRW	9/26/13	932,922	(853,007)	79,915

OPPENHEIMER INTERNATIONAL BOND FUND	39

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Written Options as of September 28, 2012: Continued

Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Spain (Kingdom of) Bonds, 5.85%, 1/31/22	Put	22,095,000	95.800	EUR	10/4/12	$738,395	$(749,453)	$(11,058)
Swedish Krona (SEK)	Put	1,254,000,000	1USD per 6.800SEK		12/20/12	1,289,038	(1,534,470)	(245,432)
Swedish Krona (SEK)	Put	1,254,000,000	1USD per 6.800SEK		12/20/12	1,418,126	(1,534,470)	(116,344)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	1,072	146.000		10/8/12	71,129	(100,500)	(29,371)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	1,072	144.000		10/15/12	61,720	(67,000)	(5,280)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	1,070	144.000		10/8/12	31,207	(33,438)	(2,231)
U.S. Treasury Long Bonds Futures, 12/19/12	Call	23	149.000		10/1/12	20,093	(8,984)	11,109
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	3,019	139.000		10/29/12	146,482	(141,516)	4,966
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	1,946	140.000		10/29/12	112,843	(121,625)	(8,782)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	1,072	140.000		11/26/12	283,271	(318,250)	(34,979)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	115	143.000		10/29/12	19,762	(19,766)	(4)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	4,792	129.500		10/29/12	177,200	(74,875)	102,325
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	2,236	130.500		10/29/12	101,727	(104,813)	(3,086)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	565	129.500		11/26/12	52,189	(61,797)	(9,608)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	282	130.000		10/29/12	8,423	(8,813)	(390)

						$56,030,898	$(36,211,048)	$19,819,850

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:
EUR	Euro

Credit Default Swap Contracts as of September 28, 2012 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	4,405	EUR	3.0%	12/20/17	$171,759	$12,507	$184,266
UBS AG	Sell	4,405	EUR	3.0	12/20/17	176,637	7,629	184,266

	Total	8,810	EUR			348,396	20,136	368,532

40	OPPENHEIMER INTERNATIONAL BOND FUND

Credit Default Swap Contracts as of September 28, 2012: Continued

Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Santander SA:
Barclays Bank plc	Sell	20,000	EUR	3.0%	9/20/17	$(72,103)	$(674,066)	$(746,169)
UBS AG	Sell	8,850	EUR	3.0	9/20/17	(31,905)	(298,274)	(330,179)

	Total	28,850	EUR			(104,008)	(972,340)	(1,076,348)
Hungary (Republic of)
Barclays Bank plc	Sell	23,150		1.0	12/20/17	2,939,526	(3,046,554)	(107,028)

	Total	23,150				2,939,526	(3,046,554)	(107,028)
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	10,410		1.3	3/24/13	—	(48,864)	(48,864)

	Total	10,410				—	(48,864)	(48,864)
Spain (Kingdom of):
Goldman Sachs Bank USA	Buy	25,000	EUR	1.0	9/20/22	(5,340,736)	4,421,841	(918,895)
Goldman Sachs Bank USA	Buy	22,110	EUR	1.0	9/20/22	(3,545,082)	3,910,677	365,595
Goldman Sachs Bank USA	Buy	25,000	EUR	1.0	9/20/17	(2,129,412)	2,415,264	285,852
Goldman Sachs Bank USA	Buy	25,000	EUR	1.0	9/20/17	(2,045,070)	2,415,264	370,194
Goldman Sachs International	Buy	22,010	EUR	1.0	12/20/22	(4,371,871)	4,378,942	7,071
UBS AG	Buy	5,000	EUR	1.0	9/20/17	(392,044)	483,053	91,009
UBS AG	Buy	8,850	EUR	1.0	9/20/17	(674,976)	855,003	180,027

	Total	132,970	EUR			(18,499,191)	18,880,044	380,853
Telefonica SA
UBS AG	Sell	5,000	EUR	1.0	9/20/17	627,078	(677,645)	(50,567)

	Total	5,000	EUR			627,078	(677,645)	(50,567)
United Mexican States
Barclays Bank plc	Sell	900		1.0	12/20/17	(2,855)	(2,625)	(5,480)

	Total	900				(2,855)	(2,625)	(5,480)

				Grand Total Buys		(18,499,191)	18,880,044	380,853
				Grand Total Sells		3,808,137	(4,727,892)	(919,755)

				Total Credit Default Swaps		$(14,691,054)	$14,152,152	$(538,902)

OPPENHEIMER INTERNATIONAL BOND FUND	41

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range** (Unaudited)
Investment Grade Single Name Corporate Debt	42,660,000	EUR	$—	A- to BBB
Non-Investment Grade Single Name Corporate Debt	$10,410,000		$—	BB+
Investment Grade Sovereign Debt	$900,000		$—	BBB
Non-Investment Grade Sovereign Debt	$23,150,000		$—	BB+

Total EUR	42,660,000	EUR	$—

Total USD	$34,460,000		$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of September 28, 2012 are as follows:
Interest Rate/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	92,410	BRR	BZDI	8.090%	1/2/15	$(86,323)
Deutsche Bank AG	158,480	BRR	BZDI	8.080	1/2/15	(178,951)
Goldman Sachs International	271,810	BRR	BZDI	7.650	1/2/14	(26,528)
Goldman Sachs International	134,365	BRR	BZDI	8.640	1/2/17	(371,474)
Goldman Sachs International	105,720	BRR	BZDI	8.080	1/2/15	(85,507)
JPMorgan Chase Bank NA	300,000	BRR	BZDI	8.700	1/2/17	(543,300)

Total	1,062,785	BRR				(1,292,083)
Six-Month AUD BBR BBSW:
Bank of America NA	60,000	AUD	Six-Month AUD BBR BBSW	3.920	12/14/22	(1,278,120)
Bank of America NA	66,010	AUD	Six-Month AUD BBR BBSW	3.680	9/28/22	154,367

Total	126,010	AUD				(1,123,753)
Six-Month NOK NIBOR:
Barclays Bank plc	750,000	NOK	Six-Month NOK NIBOR	3.998	6/29/22	359,846
Goldman Sachs Bank USA	350,000	NOK	Six-Month NOK NIBOR	2.999	7/25/22	(964,463)
Goldman Sachs International	151,000	NOK	Six-Month NOK NIBOR	3.750	6/13/22	(178,495)

Total	1,251,000	NOK				(783,112)
Three-Month AUD BBR BBSW
Bank of America NA	170,000	AUD	3.190%	Three-Month AUD BBR BBSW	12/14/15	(1,308,675)

42	OPPENHEIMER INTERNATIONAL BOND FUND

Interest Rate Swap Contracts as of September 28, 2012: Continued
Interest Rate/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month CAD BA CDOR:
Bank of America NA	221,445	CAD	1.538%	Three-Month CAD BA CDOR	8/13/13	$(700,705)
Bank of America NA	88,595	CAD	1.590	Three-Month CAD BA CDOR	8/7/14	(511,117)
Bank of America NA	26,825	CAD	2.530	Three-Month CAD BA CDOR	9/24/22	(968,923)
Bank of America NA	53,665	CAD	2.610	Three-Month CAD BA CDOR	9/21/22	(2,372,514)

Total where Fund pays a fixed rate	390,530	CAD				(4,553,259)

Bank of America NA	50,000	CAD	Three-Month CAD BA CDOR	2.060%	7/26/22	(206,112)
Bank of America NA	44,165	CAD	Three-Month CAD BA CDOR	2.079	7/11/22	(78,455)
Bank of America NA	94,170	CAD	Three-Month CAD BA CDOR	2.010	7/25/22	(825,913)

Total where Fund pays a variable rate	188,335	CAD				(1,110,480)

Total	578,865	CAD				(5,663,739)
Three-Month ILS TELBOR01:
Goldman Sachs Bank USA	95,000	ILS	Three-Month ILS TELBOR01	5.235	8/31/22	106,060
Goldman Sachs Bank USA	220,000	ILS	Three-Month ILS TELBOR01	4.720	7/24/22	(768,071)
JPMorgan Chase Bank NA	250,000	ILS	Three-Month ILS TELBOR01	4.840	7/27/22	(581,223)

Total	565,000	ILS				(1,243,234)
Three-Month USD BBA LIBOR:
Bank of America NA	88,520		1.550	Three-Month USD BBA LIBOR	7/27/22	818,957
Bank of America NA	47,500		1.570	Three-Month USD BBA LIBOR	7/30/22	354,230
Bank of America NA	42,395		1.621	Three-Month USD BBA LIBOR	7/13/22	63,085
Goldman Sachs Bank USA	54,000		2.360	Three-Month USD BBA LIBOR	7/24/22	746,111
JPMorgan Chase Bank NA	52,000		2.390	Three-Month USD BBA LIBOR	7/27/22	652,854
Goldman Sachs International	22,000		2.725	Three-Month USD BBA LIBOR	8/31/22	(19,555)

Total	306,415					2,615,682

				Total Interest Rate Swaps		$(8,798,914)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
ILS	Israeli Shekel
NOK	Norwegian Krone

OPPENHEIMER INTERNATIONAL BOND FUND	43

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR	Bank Bill Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
NIBOR	Norwegian Interbank Offered Rate
TELBOR01	Tel Aviv Interbank Offered Rate 1 Month

Volatility Swaps as of September 28, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/CHF Spot Exchange Rate:
Bank of America NA	73	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/26/12 to 10/29/12	7.450%	10/31/12	$(10,987)
JPMorgan Chase Bank NA	72	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/25/12 to 10/25/12	7.150	10/29/12	(15,107)
				Reference Entity Total		(26,094)
GBP/CAD Spot Exchange Rate:
Bank of America NA	46	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 9/28/12 to 10/31/12	5.600	11/2/12	—
Credit Suisse International	46	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 9/27/12 to 10/30/12	5.700	11/1/12	(13,892)
				Total Volatility Swaps		$(39,986)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pounds Sterling

44	OPPENHEIMER INTERNATIONAL BOND FUND

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of September 28, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Interest Rate	296,010	AUD	$(2,432,428)
	Interest Rate	92,410	BRR	(86,323)
	Interest Rate	578,865	CAD	(5,663,739)
	Interest Rate	178,415		1,236,272
	Volatility	73	AUD	(10,987)
	Volatility	46	GBP	—

				(6,957,205)
Barclays Bank plc:
	Credit Default Sell Protection	20,000	EUR	(674,066)
	Credit Default Sell Protection	24,050		(3,049,179)
	Interest Rate	750,000	NOK	359,846

				(3,363,399)
Credit Suisse International	Volatility	46	GBP	(13,892)
Deutsche Bank AG	Interest Rate	158,480	BRR	(178,951)
Goldman Sachs Bank USA:
	Credit Default Buy Protection	97,110	EUR	13,163,046
	Interest Rate	315,000	ILS	(662,011)
	Interest Rate	350,000	NOK	(964,463)
	Interest Rate	54,000		746,111

				12,282,683
Goldman Sachs International:
	Credit Default Buy Protection	22,010	EUR	4,378,942
	Interest Rate	511,895	BRR	(483,509)
	Interest Rate	151,000	NOK	(178,495)
	Interest Rate	22,000		(19,555)

				3,697,383
JPMorgan Chase Bank NA:
	Interest Rate	300,000	BRR	(543,300)
	Interest Rate	250,000	ILS	(581,223)
	Interest Rate	52,000		652,854
	Volatility	72	AUD	(15,107)

				(486,776)
Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	10,410		(48,864)
UBS AG:
	Credit Default Buy Protection	13,850	EUR	1,338,056
	Credit Default Sell Protection	22,660	EUR	(955,783)

				382,273

	Total Swaps			$5,313,252

OPPENHEIMER INTERNATIONAL BOND FUND	45

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
ILS	Israeli Shekel
NOK	Norwegian Krone

As of September 28, 2012, the Fund had entered into the following written swaption contracts:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.IG.18:
Barclays Bank plc	Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	$221,070		12/20/12	$574,782	$(822,757)	$(247,975)

		Total where Fund pays a fixed rate				574,782	(822,757)	(247,975)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on CDX.NA.IG.18; Received: 1%; Termination Date: 6/20/17	Index Credit Default Swap; Pay Floating	250,000		10/18/12	150,000	(7,092)	142,908

		Total where Fund pays a floating rate				150,000	(7,092)	142,908

					Total	724,782	(829,849)	(105,067)
iTraxx Europe Crossover Series 17 Version 1:
Bank of America NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Serices 17 Version 1; Received: 5%; Termination Date: 6/20/17	Index Credit Default Swap; Pay Floating	75,000	EUR	12/20/12	303,541	(596,226)	(292,685)
Bank of America NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 17 Version 1; Received 1%; Termination Date: 6/20/17	Index Credit Default Swap; Pay Floating	260,000	EUR	12/20/12	1,120,163	(1,780,940)	(660,777)

						1,423,704	(2,377,166)	(953,462)

46	OPPENHEIMER INTERNATIONAL BOND FUND

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued

Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month EUR EURIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.204%; Received: Six-Month EUR EURIBOR; Termination Date: 8/28/44	Interest Rate Swap; Pay Fixed	94,205	EUR	8/27/14	$10,318,519	$(7,596,689)	$2,721,830
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.93%; Received: Six-Month EUR EURIBOR; Termination Date: 8/17/32	Interest Rate Swap; Pay Fixed	125,000	EUR	8/16/22	10,981,079	(11,111,013)	(129,934)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 11/17/42	Interest Rate Swap; Pay Fixed	80,825	EUR	11/16/12	4,382,791	(1,505,836)	2,876,955
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.65%; Received: Six-Month EUR EURIBOR; Termination Date: 12/1/42	Interest Rate Swap; Pay Fixed	80,610	EUR	11/30/12	4,059,605	(1,356,825)	2,702,780

		Total where Fund pays a fixed rate				29,741,994	(21,570,363)	8,171,631
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.62%; Termination Date: 9/23/20	Interest Rate Swap; Pay Floating	440,000	EUR	9/22/15	9,898,843	(10,111,445)	(212,602)

		Total where Fund pays a floating rate				9,898,843	(10,111,445)	(212,602)

					Total	39,640,837	(31,681,808)	7,959,029

OPPENHEIMER INTERNATIONAL BOND FUND	47

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued

Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month GBP BBA LIBOR:
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 3.231%; Received: Six-Month GBP BBA LIBOR; Termination Date: 2/14/43	Interest Rate Swap; Pay Fixed	22,675	GBP	2/15/13	$2,249,186	$(2,613,813)	$(364,627)

		Total where Fund pays a fixed rate				2,249,186	(2,613,813)	(364,627)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.9425%; Termination Date: 12/27/42	Interest Rate Swap; Pay Floating	50,000	GBP	12/28/12	2,198,086	(2,668,433)	(470,347)

		Total where Fund pays a floating rate				2,198,086	(2,668,433)	(470,347)

					Total	4,447,272	(5,282,246)	(834,974)
Three-Month CAD BA CDOR
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.1025%; Termination Date: 1/16/23	Interest Rate Swap; Pay Floating	110,445	CAD	1/17/13	2,296,742	(1,905,356)	391,386
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.2825%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/11/22	Interest Rate Swap; Pay Fixed	107,455		10/9/12	2,546,684	(5,839,199)	(3,292,515)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.10%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/9/24	Interest Rate Swap; Pay Fixed	100,000		4/8/14	1,760,000	(3,413,350)	(1,653,350)

48	OPPENHEIMER INTERNATIONAL BOND FUND

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued

Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.72%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/9/24	Interest Rate Swap; Pay Fixed	$100,000	4/8/14	$950,000	$(1,818,728)	$(868,728)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/23/24	Interest Rate Swap; Pay Fixed	100,000	7/22/14	2,400,000	(1,631,398)	768,602
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.35%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/23/24	Interest Rate Swap; Pay Fixed	100,000	7/22/14	1,440,000	(882,272)	557,728
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/22	Interest Rate Swap; Pay Fixed	382,170	11/9/12	3,449,084	(4,942,605)	(1,493,521)

	Total where Fund pays a fixed rate				12,545,768	(18,527,552)	(5,981,784)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.50%; Termination Date: 9/3/23	Interest Rate Swap; Pay Floating	106,390	9/3/13	1,755,435	(1,341,819)	413,616
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.45%; Termination Date: 3/11/43	Interest Rate Swap; Pay Floating	53,480	3/8/13	615,020	(344,767)	270,253

OPPENHEIMER INTERNATIONAL BOND FUND	49

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued

Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.31%; Termination Date: 6/18/24	Interest Rate Swap; Pay Floating	$220,000	6/17/14	$10,230,000	$(7,856,065)	$2,373,935
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.15%; Termination Date: 11/29/22	Interest Rate Swap; Pay Floating	133,305	11/28/12	666,525	(222,976)	443,549
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap; Pay Floating	104,578	9/29/15	2,677,206	(2,775,859)	(98,653)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	312,905	4/26/17	10,394,289	(7,111,582)	3,282,707
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.40%; Termination Date: 3/18/43	Interest Rate Swap; Pay Floating	80,220	3/15/13	1,447,971	(656,446)	791,525
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.875%; Termination Date: 9/24/20	Interest Rate Swap; Pay Floating	149,545	9/23/13	1,816,972	(1,641,970)	175,002

50	OPPENHEIMER INTERNATIONAL BOND FUND

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued

Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.45%; Termination Date: 3/18/43	Interest Rate Swap; Pay Floating	$58,830		3/15/13	$905,982	$(415,687)	$490,295
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 3/4/43	Interest Rate Swap; Pay Floating	80,220		3/1/13	1,123,080	(398,971)	724,109

		Total where Fund pays a floating rate				31,632,480	(22,766,142)	8,866,338

					Total	44,178,248	(41,293,694)	2,884,554
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/14/22	Interest Rate Swap; Pay Fixed	155,100	ZAR	11/13/12	200,795	(512,738)	(311,943)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/19/22	Interest Rate Swap; Pay Fixed	154,940	ZAR	11/20/12	204,161	(526,429)	(322,268)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 12/18/22	Interest Rate Swap; Pay Fixed	154,320	ZAR	12/19/12	203,357	(581,280)	(377,923)

						608,313	(1,620,447)	(1,012,134)

		Total Written Swaptions				$93,319,898	$(84,990,566)	$8,329,332

OPPENHEIMER INTERNATIONAL BOND FUND	51

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
ZAR	South African Rand

Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
CDX.NA.IG.18:	Markit CDX North American Investment Grade High Volatility
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 17 Version 1	CreditDefault Swap Trading Index for a Specific Basket of Securities
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

See accompanying Notes to Financial Statements.

52	OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES    September 28, 20121

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $12,146,731,851)	$12,530,607,359
Affiliated companies (cost $342,147,098)	342,147,098
12,872,754,457
Cash	15,727,234
Cash—foreign currencies (cost $2,812,713)	2,161,252
Unrealized appreciation on foreign currency exchange contracts	60,103,315
Appreciated swaps, at value (net upfront payments paid $12,810,059)	17,733,849
Depreciated swaps, at value (upfront payments paid $5,340,736)	4,421,841
Receivables and other assets:
Interest, dividends and principal paydowns	158,383,733
Investments sold	50,323,888
Closed foreign currency contracts	38,649,112
Shares of beneficial interest sold	21,860,740
Futures margins	575,482
Other	2,516,814
Total assets	13,245,211,717
Liabilities
Appreciated options written, at value (premiums received $49,735,075)	29,236,622
Depreciated options written, at value (premiums received $6,295,823)	6,974,426
Appreciated swaptions written, at value (premiums received $54,002,931)	34,875,751
Depreciated swaptions written, at value (premiums received $39,316,967)	50,114,815
Unrealized depreciation on foreign currency exchange contracts	97,660,126
Depreciated swaps, at value (net upfront payments received $3,459,741)	16,842,438
Payables and other liabilities:
Investments purchased (including $21,919,539 purchased on a when-issued or delayed delivery basis)	180,745,794
Shares of beneficial interest redeemed	33,495,251
Closed foreign currency contracts	32,725,768
Foreign capital gains tax	5,914,419
Dividends	4,490,930
Transfer and shareholder servicing agent fees	1,976,090
Distribution and service plan fees	1,534,086
Shareholder communications	1,204,392
Futures margins	326,559
Trustees’ compensation	170,071
Other	606,583
Total liabilities	498,894,121
Net Assets	$12,746,317,596

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of accompanying Notes.

OPPENHEIMER INTERNATIONAL BOND FUND	53

STATEMENT OF ASSETS AND LIABILITIES    Continued

Composition of Net Assets
Par value of shares of beneficial interest	$1,951,669
Additional paid-in capital	12,309,822,642
Accumulated net investment income	2,911,536
Accumulated net realized gain on investments and foreign currency transactions	77,623,573
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	354,008,176
Net Assets	$12,746,317,596
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,886,327,000 and 900,660,583 shares of beneficial interest outstanding)	$6.54
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.87
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $193,955,093 and 29,789,345 shares of beneficial interest outstanding)	$6.51
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,614,122,675 and 247,878,529 shares of beneficial interest outstanding)	$6.51
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $854,826 and 130,924 shares of beneficial interest outstanding)	$6.53
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $314,773,335 and 48,303,959 shares of beneficial interest outstanding)	$6.52
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,736,284,667 and 724,906,116 shares of beneficial interest outstanding)	$6.53

See accompanying Notes to Financial Statements.

54	OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS    For the Year Ended September 28, 20121

Investment Income
Interest	$619,529,070
Dividends from affiliated companies	737,188
Other income	25,681
Total investment income	620,291,939
Expenses
Management fees	63,533,218
Distribution and service plan fees:
Class A	14,979,862
Class B	2,095,726
Class C	16,564,975
Class N	1,582,108
Transfer and shareholder servicing agent fees:
Class A	12,833,060
Class B	616,556
Class C	2,451,529
Class I	77
Class N	1,515,396
Class Y	8,254,235
Shareholder communications:
Class A	1,920,025
Class B	138,473
Class C	490,535
Class I	41
Class N	88,533
Class Y	1,579,383
Custodian fees and expenses	2,069,587
Trustees’ compensation	259,576
Administration service fees	1,500
Other	699,084
Total expenses	131,673,479
Less waivers and reimbursements of expenses	(768,105)
Net expenses	130,905,374
Net Investment Income	489,386,565

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

OPPENHEIMER INTERNATIONAL BOND FUND	55

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options and swaptions exercised)/(net of foreign capital gains tax of $1,868,250)	$287,754,832
Closing and expiration of option contracts written	107,611,336
Closing and expiration of swaption contracts written	28,941,059
Closing and expiration of futures contracts	(1,586,598)
Foreign currency transactions	(449,843,913)
Swap contracts	66,946,584
Net realized gain	39,823,300
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $5,689,591)	386,613,560
Translation of assets and liabilities denominated in foreign currencies	190,274,575
Futures contracts	(4,653,698)
Option contracts written	37,893,682
Swaption contracts written	21,368,763
Swap contracts	(30,251,963)
Net change in unrealized appreciation/depreciation	601,244,919
Net Increase in Net Assets Resulting from Operations	$1,130,454,784

See accompanying Notes to Financial Statements.

56	OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Operations
Net investment income	$489,386,565	$499,241,488
Net realized gain	39,823,300	429,087,086
Net change in unrealized appreciation/depreciation	601,244,919	(1,329,563,552)
Net increase (decrease) in net assets resulting from operations	1,130,454,784	(401,234,978)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(319,029,375)	(273,559,292)
Class B	(9,346,345)	(7,831,778)
Class C	(76,041,583)	(60,588,582)
Class I	(10,813)	—
Class N	(15,305,409)	(11,364,173)
Class Y	(243,652,704)	(159,472,734)
	(663,386,229)	(512,816,559)
Distributions from net realized gain:
Class A	—	(67,640,498)
Class B	—	(2,573,295)
Class C	—	(18,386,099)
Class I	—	—
Class N	—	(2,982,092)
Class Y	—	(33,433,111)
	—	(125,015,095)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(714,539,449)	(481,762,050)
Class B	(40,258,973)	(39,838,753)
Class C	(171,620,269)	(158,114,001)
Class I	824,893	—
Class N	(18,961,583)	37,467,579
Class Y	484,085,543	1,000,192,004
	(460,469,838)	357,944,779
Net Assets
Total increase (decrease)	6,598,717	(681,121,853)
Beginning of period	12,739,718,879	13,420,840,732
End of period (including accumulated net investment income of $2,911,536 and $229,213,339, respectively)	$12,746,317,596	$12,739,718,879

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL BOND FUND	57

FINANCIAL HIGHLIGHTS

	Year Ended September 28,	Year Ended September 30,
Class A	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.29	$6.80	$6.54	$5.96	$6.41
Income (loss) from investment operations:
Net investment income[2]	.25	.25	.26	.22	.26
Net realized and unrealized gain (loss)	.33	(.44)	.31	.74	(.23)
Total from investment operations	.58	(.19)	.57	.96	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.26)	(.26)	(.33)	(.45)
Distributions from net realized gain	—	(.06)	(.05)	(.05)	(.03)
Total dividends and/or distributions to shareholders	(.33)	(.32)	(.31)	(.38)	(.48)
Net asset value, end of period	$6.54	$6.29	$6.80	$6.54	$5.96
Total Return, at Net Asset Value[3]	9.58%	(2.88)%	9.04%	16.83%	(0.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,886,327	$6,382,276	$7,406,875	$7,268,308	$8,241,801
Average net assets (in thousands)	$6,013,740	$7,004,799	$7,345,330	$6,632,191	$8,331,255
Ratios to average net assets:[4]
Net investment income	3.89%	3.80%	4.04%	3.77%	4.02%
Total expenses[5]	1.02%	0.98%	0.98%	0.99%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	0.98%	0.98%	0.98%	0.91%
Portfolio turnover rate	111%	80%	146%	112%	105%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 28, 2012	1.02%
Year Ended September 30, 2011	0.98%
Year Ended September 30, 2010	0.98%
Year Ended September 30, 2009	1.00%
Year Ended September 30, 2008	0.93%

See accompanying Notes to Financial Statements.

58	OPPENHEIMER INTERNATIONAL BOND FUND

	Year Ended September 28,	Year Ended September 30,
Class B	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.27	$6.78	$6.52	$5.94	$6.39
Income (loss) from investment operations:
Net investment income[2]	.19	.19	.20	.17	.21
Net realized and unrealized gain (loss)	.33	(.44)	.31	.74	(.24)
Total from investment operations	.52	(.25)	.51	.91	(.03)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.20)	(.20)	(.28)	(.39)
Distributions from net realized gain	—	(.06)	(.05)	(.05)	(.03)
Total dividends and/or distributions to shareholders	(.28)	(.26)	(.25)	(.33)	(.42)
Net asset value, end of period	$6.51	$6.27	$6.78	$6.52	$5.94
Total Return, at Net Asset Value[3]	8.50%	(3.74)%	8.13%	15.87%	(0.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,955	$226,660	$286,029	$284,424	$314,676
Average net assets (in thousands)	$208,830	$257,491	$279,115	$269,970	$311,097
Ratios to average net assets:[4]
Net investment income	3.02%	2.93%	3.18%	2.89%	3.19%
Total expenses[5]	1.89%	1.84%	1.85%	1.86%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.84%	1.85%	1.85%	1.73%
Portfolio turnover rate	111%	80%	146%	112%	105%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.85%
Year Ended September 30, 2009	1.87%
Year Ended September 30, 2008	1.75%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL BOND FUND	59

FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 28,	Year Ended September 30,
Class C	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.27	$6.78	$6.52	$5.94	$6.39
Income (loss) from investment operations:
Net investment income[2]	.20	.21	.21	.18	.21
Net realized and unrealized gain (loss)	.33	(.45)	.31	.74	(.23)
Total from investment operations	.53	(.24)	.52	.92	(.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.21)	(.21)	(.29)	(.40)
Distributions from net realized gain	—	(.06)	(.05)	(.05)	(.03)
Total dividends and/or distributions to shareholders	(.29)	(.27)	(.26)	(.34)	(.43)
Net asset value, end of period	$6.51	$6.27	$6.78	$6.52	$5.94
Total Return, at Net Asset Value[3]	8.69%	(3.58)%	8.29%	16.04%	(0.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,614,123	$1,724,712	$2,029,424	$1,812,805	$1,835,312
Average net assets (in thousands)	$1,651,022	$1,891,414	$1,965,153	$1,594,278	$1,833,929
Ratios to average net assets:[4]
Net investment income	3.21%	3.10%	3.34%	3.05%	3.29%
Total expenses[5]	1.71%	1.68%	1.69%	1.71%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.68%	1.69%	1.70%	1.63%
Portfolio turnover rate	111%	80%	146%	112%	105%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 28, 2012	1.71%
Year Ended September 30, 2011	1.68%
Year Ended September 30, 2010	1.69%
Year Ended September 30, 2009	1.72%
Year Ended September 30, 2008	1.65%

See accompanying Notes to Financial Statements.

60	OPPENHEIMER INTERNATIONAL BOND FUND

Class I Period Ended September 28,	2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$ 6.36
Income (loss) from investment operations:
Net investment income[3]	.18
Net realized and unrealized gain	.18

Total from investment operations	.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.19)
Net asset value, end of period	$6.53

Total Return, at Net Asset Value[4]	5.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$855
Average net assets (in thousands)	$380
Ratios to average net assets:[5]
Net investment income	4.20%
Total expenses[6]	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%
Portfolio turnover rate	111%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended September 28, 2012	0.57%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL BOND FUND	61

FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 28,	Year Ended September 30,
Class N	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.28	$6.79	$6.52	$5.95	$6.40
Income (loss) from investment operations:
Net investment income[2]	.22	.22	.23	.20	.23
Net realized and unrealized gain (loss)	.33	(.44)	.32	.72	(.23)
Total from investment operations	.55	(.22)	.55	.92	—
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.23)	(.23)	(.30)	(.42)
Distributions from net realized gain	—	(.06)	(.05)	(.05)	(.03)
Total dividends and/or distributions to shareholders	(.31)	(.29)	(.28)	(.35)	(.45)
Net asset value, end of period	$6.52	$6.28	$6.79	$6.52	$5.95
Total Return, at Net Asset Value[3]	9.01%	(3.28)%	8.80%	16.23%	(0.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,773	$322,070	$310,338	$258,219	$258,223
Average net assets (in thousands)	$314,673	$325,834	$279,336	$233,767	$223,531
Ratios to average net assets:[4]
Net investment income	3.50%	3.39%	3.65%	3.37%	3.59%
Total expenses[5]	1.54%	1.44%	1.65%	1.68%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.38%	1.38%	1.38%	1.34%
Portfolio turnover rate	111%	80%	146%	112%	105%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 28, 2012	1.54%
Year Ended September 30, 2011	1.44%
Year Ended September 30, 2010	1.65%
Year Ended September 30, 2009	1.69%
Year Ended September 30, 2008	1.50%

See accompanying Notes to Financial Statements.

62	OPPENHEIMER INTERNATIONAL BOND FUND

	Year Ended September 28,	Year Ended September 30,
Class Y	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.29	$6.80	$6.54	$5.96	$6.41
Income (loss) from investment operations:
Net investment income[2]	.26	.27	.28	.25	.28
Net realized and unrealized gain (loss)	.33	(.44)	.31	.73	(.23)
Total from investment operations	.59	(.17)	.59	.98	.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	(.28)	(.28)	(.35)	(.47)
Distributions from net realized gain	—	(.06)	(.05)	(.05)	(.03)
Total dividends and/or distributions to shareholders	(.35)	(.34)	(.33)	(.40)	(.50)
Net asset value, end of period	$6.53	$6.29	$6.80	$6.54	$5.96
Total Return, at Net Asset Value[3]	9.71%	(2.64)%	9.38%	17.26%	0.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,736,285	$4,084,001	$3,388,175	$1,890,729	$1,372,959
Average net assets (in thousands)	$4,446,720	$3,861,749	$2,732,256	$1,317,017	$ 932,774
Ratios to average net assets:[4]
Net investment income	4.16%	4.04%	4.38%	4.16%	4.39%
Total expenses[5]	0.75%	0.74%	0.67%	0.62%	0.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.73%	0.67%	0.61%	0.54%
Portfolio turnover rate	111%	80%	146%	112%	105%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 28, 2012	0.75%
Year Ended September 30, 2011	0.74%
Year Ended September 30, 2010	0.67%
Year Ended September 30, 2009	0.63%
Year Ended September 30, 2008	0.56%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL BOND FUND	63

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer International Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s primary objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on January 27, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

64	OPPENHEIMER INTERNATIONAL BOND FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$21,919,539

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 28, 2012 is as follows:

Cost	$61,796,097
Market Value	$6,735,767
Market Value as a % of Net Assets	0.05%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses,

OPPENHEIMER INTERNATIONAL BOND FUND	65

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may

66	OPPENHEIMER INTERNATIONAL BOND FUND

be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$77,565,054	$109,844	$363,676,832

1. The Fund had $109,844 of straddle losses which were deferred.

2. During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 30, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Increase to Accumulated Net Realized Gain on Investments[4]
$12,697,755	$52,302,139	$39,604,384

4. $12,628,728, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended September 30, 2012	Year Ended September 30, 2011
Distributions paid from:
Ordinary income	$561,142,674	$512,816,559
Long-term capital gain	102,243,555	125,015,095

Total	$663,386,229	$637,831,654

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted in the following table. The primary difference

OPPENHEIMER INTERNATIONAL BOND FUND	67

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$12,491,554,591
Federal tax cost of other investments	(4,594,073,880)

Total federal tax cost	$7,897,480,711

Gross unrealized appreciation	$714,204,443
Gross unrealized depreciation	(350,527,611)

Net unrealized appreciation	$363,676,832

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades

68	OPPENHEIMER INTERNATIONAL BOND FUND

in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER INTERNATIONAL BOND FUND	69

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

70	OPPENHEIMER INTERNATIONAL BOND FUND

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER INTERNATIONAL BOND FUND	71

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$140,512,125	$—	$140,512,125
Foreign Government Obligations	—	8,987,391,541	—	8,987,391,541
Corporate Bonds and Notes	—	2,678,945,176	1,050,000	2,679,995,176
Corporate Loans	—	—	5,543,125	5,543,125
Structured Securities	—	517,020,136	142,642	517,162,778
Options Purchased	7,000,897	97,466,516	—	104,467,413
Swaptions Purchased	—	95,535,201	—	95,535,201
Investment Company	342,147,098	—	—	342,147,098

Total Investments, at Value	349,147,995	12,516,870,695	6,735,767	12,872,754,457
Other Financial Instruments:
Appreciated swaps, at value	—	17,733,849	—	17,733,849
Depreciated swaps, at value	—	4,421,841	—	4,421,841
Futures margins	575,482	—	—	575,482
Foreign currency exchange contracts	—	60,103,315	—	60,103,315

Total Assets	$349,723,477	$12,599,129,700	$6,735,767	$12,955,588,944

72	OPPENHEIMER INTERNATIONAL BOND FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$—	$—	$—
Depreciated swaps, at value	—	(16,842,438)	—	(16,842,438)
Appreciated options written, at value	(863,827)	(28,372,795)	—	(29,236,622)
Depreciated options written, at value	(929,646)	(6,044,780)	—	(6,974,426)
Appreciated swaptions written, at value	—	(34,875,751)	—	(34,875,751)
Depreciated swaptions written, at value	—	(50,114,815)	—	(50,114,815)
Futures margins	(326,559)	—	—	(326,559)
Foreign currency exchange contracts	—	(97,660,126)	—	(97,660,126)

Total Liabilities	$(2,120,032)	$(233,910,705)	$—	$(236,030,737)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$ (1,680,000)	$ 1,680,000

Total Assets	$(1,680,000)	$1,680,000

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 28, 2012[1]		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	171,776,974	$1,091,554,116	273,364,245	$1,819,236,327
Dividends and/or distributions reinvested	44,995,865	283,930,046	44,438,120	293,359,356
Redeemed	(330,147,419)	(2,090,023,611)	(392,346,555)	(2,594,357,733)

Net decrease	(113,374,580)	$(714,539,449)	(74,544,190)	$(481,762,050)

OPPENHEIMER INTERNATIONAL BOND FUND	73

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest Continued

	Year Ended September 28, 2012[1]		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class B
Sold	3,720,749	$23,495,746	6,672,499	$44,337,990
Dividends and/or distributions reinvested	1,241,531	7,791,960	1,261,350	8,289,774
Redeemed	(11,319,946)	(71,546,679)	(13,978,048)	(92,466,517)

Net decrease	(6,357,666)	$(40,258,973)	(6,044,199)	$(39,838,753)

Class C
Sold	25,358,117	$160,456,837	44,047,956	$292,656,415
Dividends and/or distributions reinvested	9,136,135	57,381,021	8,546,898	56,182,612
Redeemed	(61,630,623)	(389,458,127)	(76,899,754)	(506,953,028)

Net decrease	(27,136,371)	$(171,620,269)	(24,304,900)	$(158,114,001)

Class I
Sold	140,600	$887,480	—	$—
Dividends and/or distributions reinvested	1,641	10,490	—	—
Redeemed	(11,317)	(73,077)	—	—

Net increase	130,924	$824,893	—	$—

Class N
Sold	12,083,868	$76,484,026	18,942,054	$125,803,560
Dividends and/or distributions reinvested	2,250,133	14,151,519	2,020,338	13,294,335
Redeemed	(17,347,866)	(109,597,128)	(15,382,930)	(101,630,316)

Net increase (decrease)	(3,013,865)	$(18,961,583)	5,579,462	$37,467,579

Class Y
Sold	276,613,105	$1,755,512,047	296,157,714	$1,962,914,197
Dividends and/or distributions reinvested	32,234,890	203,553,471	23,570,728	155,676,226
Redeemed	(233,014,570)	(1,474,979,975)	(168,760,932)	(1,118,398,419)

Net increase	75,833,425	$484,085,543	150,967,510	$1,000,192,004

1. For the year ended September 28, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from January 27, 2012 (inception of offering) to September 28, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 28, 2012, were as follows:

	Purchases	Sales
Investment securities	$11,907,987,070	$12,230,999,235

74	OPPENHEIMER INTERNATIONAL BOND FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 28, 2012, the Fund paid $25,429,765 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75%

OPPENHEIMER INTERNATIONAL BOND FUND	75

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 28, 2012 were as follows:

Class B	$5,613,825
Class C	36,218,901
Class N	6,845,312

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
September 28, 2012	$598,020	$53,959	$529,803	$124,330	$3,340

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 28, 2012, the Manager waived fees and/or reimbursed the Fund $366,725 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the year ended September 28, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$401,380

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

76	OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

OPPENHEIMER INTERNATIONAL BOND FUND	77

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 28, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $313,909,834, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $84,383,712 as of September 28, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

78	OPPENHEIMER INTERNATIONAL BOND FUND

As of September 28, 2012 the Fund has required certain counterparties to post collateral of $65,151,537.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of September 28, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $34,905,767 for which the Fund has posted collateral of $55,790,109. If a contingent feature would have been triggered as of September 28, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Valuations of derivative instruments as of September 28, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$14,478,339		Depreciated swaps, at value	$4,748,028
Credit contracts	Depreciated swaps, at value	4,421,841
Interest rate contracts	Appreciated swaps, at value	3,255,510		Depreciated swaps, at value	12,054,424
Volatility contracts				Depreciated swaps, at value	39,986
Foreign exchange contracts	Futures margins	184,450	*
Volatility contracts				Futures margins	95,400	*
Interest rate contracts	Futures margins	391,032	*	Futures margins	231,159	*
Foreign exchange contracts	Closed currency contracts	38,649,112		Closed currency contracts	32,725,768
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	60,103,315		Unrealized depreciation on foreign currency exchange contracts	97,660,126

OPPENHEIMER INTERNATIONAL BOND FUND	79

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Foreign exchange contracts				Appreciated options written, at value	$28,655,998
Foreign exchange contracts				Depreciated options written, at value	5,366,727
Interest rate contracts				Appreciated options written, at value	580,624
Interest rate contracts				Depreciated options written, at value	1,607,699
Credit contracts				Appreciated swaptions written, at value	7,092
Credit contracts				Depreciated swaptions written, at value	3,199,923
Interest rate contracts				Appreciated swaptions written, at value	34,868,659
Interest rate contracts				Depreciated swaptions written, at value	46,914,892
Credit contracts	Investments, at value	$2,181,238	**
Foreign exchange contracts	Investments, at value	98,688,936	**
Interest rate contracts	Investments, at value	99,132,440	**

Total		$321,486,213			$268,756,505

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options and swaptions.

80	OPPENHEIMER INTERNATIONAL BOND FUND

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$1,565,400	$723,800	$—	$—	$—	$6,749,883	$9,039,083
Equity contracts	—	—	—	(18,155,389)	—	(10,856,098)	(29,011,487)
Foreign exchange contracts	(25,535,293)	—	70,284,127	2,530,238	(84,181,373)	112,528	(36,789,773)
Interest rate contracts	(102,191,330)	28,217,259	37,327,209	14,038,553	—	70,940,271	48,331,962

Total	$(126,161,223)	$28,941,059	$107,611,336	$(1,586,598)	$(84,181,373)	$66,946,584	$(8,430,215)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$(1,058,529)	$—	$—	$(10,367,678)	$(11,426,207)
Equity contracts	—	—	—	(1,692,781)	—	10,609,506	8,916,725
Foreign exchange contracts	(70,422,049)	38,541,966	—	119,716	(128,736,331)	—	(160,496,698)
Interest rate contracts	(54,260,471)	(648,284)	22,427,292	(3,038,412)	—	(30,453,805)	(65,973,680)
Volatility contracts	—	—	—	(42,221)	—	(39,986)	(82,207)

Total	$(124,682,520)	$37,893,682	$21,368,763	$(4,653,698)	$(128,736,331)	$(30,251,963)	$(229,062,067)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and

OPPENHEIMER INTERNATIONAL BOND FUND	81

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,712,309,332 and $5,589,412,159, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

82	OPPENHEIMER INTERNATIONAL BOND FUND

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $319,744,960 and $1,363,648,713 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of

OPPENHEIMER INTERNATIONAL BOND FUND	83

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $20,177,609 and $71,119,286 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

84	OPPENHEIMER INTERNATIONAL BOND FUND

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $15,640,687 and $21,562,590 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended September 28, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 30, 2011	62,215,317,030	$8,221,138	128,302,138,970	$24,701,704
Options written	1,469,765,844,808	105,242,408	1,640,025,853,324	167,645,837
Options closed or expired	(1,313,069,802,116)	(84,146,278)	(1,560,827,524,841)	(151,412,650)
Options exercised	(98,886,100,000)	(7,847,947)	(61,995,646,599)	(6,373,314)

Options outstanding as of September 28, 2012	120,025,259,722	$21,469,321	145,504,820,854	$34,561,577

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for

OPPENHEIMER INTERNATIONAL BOND FUND	85

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $84,078,920 and $136,986,093 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

86	OPPENHEIMER INTERNATIONAL BOND FUND

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $637,653,796 and $1,636,958,081 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $139,024,229 and $66,359,690 on total return swaps which are

OPPENHEIMER INTERNATIONAL BOND FUND	87

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 28, 2012, the Fund had no such total return swap agreements outstanding.

Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $1,187,692 on currency swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 28, 2012, the Fund had no such currency swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of

88	OPPENHEIMER INTERNATIONAL BOND FUND

the related reference investment decreases over the period, the swaps will appreciate in value.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $23,021 on volatility swaps which receive volatility.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and

OPPENHEIMER INTERNATIONAL BOND FUND	89

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $41,978,985 and $53,232,069 on purchased and written swaptions, respectively.

Written swaption activity for the year ended September 28, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2011	$901,220,000	$11,094,018
Swaptions written	50,331,648,346	230,372,762
Swaptions closed or expired	(46,103,965,000)	(145,576,259)
Swaptions exercised	(665,615,000)	(2,570,623)

Swaptions outstanding as of September 28, 2012	$4,463,288,346	$93,319,898

7. Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are

90	OPPENHEIMER INTERNATIONAL BOND FUND

restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager

OPPENHEIMER INTERNATIONAL BOND FUND	91

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

92	OPPENHEIMER INTERNATIONAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Bond Fund, including the statement of investments, as of September 28, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer International Bond Fund for the year ended September 30, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 29, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 28, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 21, 2012

OPPENHEIMER INTERNATIONAL BOND FUND	93

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Capital gain distributions of $0.05245 per share were paid to Class A, Class B, Class C, Class I, Class N and Class Y shareholders, respectively, during the fiscal year ended September 28, 2012. See income dividend recharacterization discussion below. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended September 28, 2012 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended September 28, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 28, 2012, the maximum amount allowable but not less than $27,755,828 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $131,158,091 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

Income Dividend Recharacterization

The Fund recharacterized a portion of its monthly income dividends to long-term capital gain distributions for tax purposes only. This recharacterization is necessary due to the treatment of foreign currency gains and losses for tax purposes. If you receive a Form 1099 from the Fund, this recharacterization will be reflected in the information reported to you on your Form 1099. If you do not receive a Form 1099, the information below will be necessary to appropriately characterize your distributions for tax purposes. See the following example for how to use the information below.

Example

Shareholder received $100 in dividends from the Fund in July. Shareholder’s holding is in Class Y. Shareholder should multiply the $100 by 71.7847% (from below). The result will be $71.78 of long-term capital gain and $28.22 of ordinary dividends. The shareholder uses this new characterization for tax purposes.

94	OPPENHEIMER INTERNATIONAL BOND FUND

Cusip	Class	Ex-Date 6/29/2012	Ex-Date 7/31/2012	Ex-Date 8/31/2012	Ex-Date 9/28/2012
68380T608	Class I	36.0009%	68.3704%	67.4644%	60.2364%
68380T509	Class Y	38.9884%	71.7847%	70.9527%	64.6200%
68380T400	Class N	45.9773%	83.7961%	84.9220%	67.7605%
68380T103	Class A	42.0543%	76.7950%	76.2478%	69.4345%
68380T202	Class B	53.9518%	100.0000%	100.0000%	100.0000%
68380T301	Class C	51.0155%	94.1491%	93.7203%	87.2134%

If you have questions, please contact OppenheimerFunds at 1-800-225-5677.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER INTERNATIONAL BOND FUND	95

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

96	OPPENHEIMER INTERNATIONAL BOND FUND

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz and Sara Zervos, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international income funds. The Board noted that the Fund outperformed its performance universe median for the three-, five- and ten-year periods, although it underperformed for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international income funds and global income funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were lower than its expense group median and average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the

OPPENHEIMER INTERNATIONAL BOND FUND	97

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

98	OPPENHEIMER INTERNATIONAL BOND FUND

SPECIAL SHAREHOLDER MEETING    Unaudited

On April 18, 2012, a shareholder meeting of Oppenheimer International Bond Fund (the “Fund”) was held at which the sub-proposals in Proposal No. 2, except for Proposal No. 2o, were approved as described in the Fund’s proxy statement dated December 16, 2011 (the “Proxy Statement”) for that meeting. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
820,649,198	33,821,058	31,506,960	202,604,783

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
822,222,131	31,631,610	32,123,485	202,604,783

2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
819,704,661	33,650,804	32,621,761	202,604,783

2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
818,815,224	34,373,594	32,788,384	202,604,783

2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
820,899,091	32,153,088	32,925,045	202,604,783

2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
819,264,694	33,485,287	33,227,236	202,604,783

2p: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain	Broker Non Vote
817,472,446	35,156,246	33,348,536	202,604,783

On August 28, 2012, a shareholder meeting of the Fund was held at which Proposal No. 2o was approved as described in the Fund’s Proxy Statement for that meeting. The following is a report of the votes cast:

2o: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
790,246,142	173,880,500	39,261,418	173,657,625

OPPENHEIMER INTERNATIONAL BOND FUND	99

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS BIOS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER INTERNATIONAL BOND FUND	101

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios

102	OPPENHEIMER INTERNATIONAL BOND FUND

Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and

OPPENHEIMER INTERNATIONAL BOND FUND	103

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

James D. Vaughn, Continued	Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 62 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 2004) Age: 53	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2009) Age: 43	Head of the Global Debt Team (since October 2010); Senior Vice President of the Manager (since January 2011); Vice President of the Manager (April 2008-December 2010). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 94 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

OPPENHEIMER INTERNATIONAL BOND FUND	105

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

106	OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER INTERNATIONAL BOND FUND	107

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

108	OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER INTERNATIONAL BOND FUND	109

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0880.001.0912 November 23, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $62,000 in fiscal 2012 and $60,700 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $416,206 in fiscal 2012 and $153,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $5,100 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $359,124 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $775,330 in fiscal 2012 and $159,000 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/12/2012